SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

MARVELL TECHNOLOGY GROUP LTD.

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

May 23, 2003

Dear Shareholder:

      You are cordially invited to attend the 2003 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, scheduled to be held at the offices of the Company’s subsidiary, Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, California 94089, on Friday, June 27, 2003 at 3:00 p.m. local time.

      As described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement, shareholders will be asked to vote on the election of Class 3 directors for the Company, to appoint PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s 2004 fiscal year, to authorize the Board of Directors to fix the auditor’s remuneration, to approve an amendment to the Company’s 2000 Employee Stock Purchase Plan and to approve the Company’s amended and restated 1995 Stock Option Plan. Directors and executive officers of the Company will be present at the Annual General Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

      Your vote is very important, regardless of the number of shares you own. I urge you to vote your proxy as soon as possible. Whether or not you plan to attend the Annual General Meeting in person, I urge you to sign, date and promptly return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual General Meeting and vote in person even if you have previously returned your proxy card.

      On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your continued support of the Company.

Sincerely yours,

Dr. Sehat Sutardja, Ph.D.
Co-Chairman of the Board, President and Chief Executive Officer

MARVELL TECHNOLOGY GROUP LTD.

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on June 27, 2003

       The 2003 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, will be held at the offices of the Company’s subsidiary, Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, California 94089, on Friday, June 27, 2003 at 3:00 p.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

1.	To elect three directors constituting Class 3 of the Company’s Board of Directors, each to hold office for a three-year term and until his or her successor is duly elected and qualified;

2.	To re-appoint PricewaterhouseCoopers LLP as the independent auditors of the Company for the Company’s 2004 fiscal year ending January 31, 2004 and to authorize the Board of Directors to fix the auditor’s remuneration;

3.	To approve an amendment to the Company’s 2000 Employee Stock Purchase Plan;

4.	To approve the Company’s amended and restated 1995 Stock Option Plan; and

5.	To transact such other business as may properly come before the Annual General Meeting or any or all adjournments or postponements thereof.

      The Company will also lay before the meeting the financial statements of the Company for the fiscal year ended February 1, 2003 pursuant to the provisions of the Bermuda Companies Act of 1981 and the Company’s Bye-Laws.

      Only holders of record of common stock of the Company on May 2, 2003, will be entitled to notice of, and to vote at, the Annual General Meeting and any adjournment or postponement thereof.

      In order to constitute a quorum for the conduct of business at the Annual General Meeting, it is necessary that holders of a majority of all outstanding shares of common stock be present in person or be represented by proxy. Your attention is invited to the accompanying proxy statement. To assure your representation at the Annual General Meeting, please date, sign and mail the enclosed proxy, for which a return envelope is provided. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised.

By order of the Board of Directors

WEILI DAI
Secretary

Sunnyvale, California
May 23, 2003

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
If you have any questions, or have any difficulty voting your shares, please contact Marvell Semiconductor, Inc., attention: Vice President of Business Affairs and General Counsel, at (408) 222-2500.

PROXY STATEMENT
Proposal No.1 Election of Directors
Proposal No.2 Re-Appointment of Independent Auditors
Proposal No.3 Approval of Amendment to the 2000 Employee Stock Purchase Plan
Proposal No.4 Approval of Amended and Restated 1995 Stock Option Plan
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
OPTION GRANTS IN FISCAL YEAR-END 2003
OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
JOINT REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES
REPORT OF THE AUDIT COMMITTEE
INFORMATION CONCERNING INDEPENDENT AUDITORS
STOCK PRICE PERFORMANCE GRAPH
RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL GENERAL MEETING
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K
Appendix A
Appendix B

i

MARVELL TECHNOLOGY GROUP LTD.

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 27, 2003

INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Marvell Technology Group Ltd., a Bermuda corporation (“Marvell” or the “Company”), of proxies for use at the 2003 Annual General Meeting of Shareholders of the Company scheduled to be held at the offices of the Company’s subsidiary, Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, California 94089, on Friday, June 27, 2003 at 3:00 p.m. local time, and at any and all postponements and adjournments thereof.

INFORMATION REGARDING VOTING AT THE ANNUAL GENERAL MEETING

General

      At the Annual General Meeting, the shareholders of the Company are being asked to consider and to vote upon (1) the election of the three directors constituting Class 3 of the Board of Directors nominated by the Company’s Board of Directors to serve until the Annual General Meeting of Shareholders to be held in calendar year 2006 (see “Election of Directors” at page 4 of this proxy statement); (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for its 2004 fiscal year and to authorize the Board of Directors to fix the auditor’s remuneration (see “Re-Appointment of Independent Auditors” at page 8 of this proxy statement); (3) the approval of an amendment to the Company’s 2000 Employee Stock Purchase Plan (see “Approval of Amendment to 2000 Employee Stock Purchase Plan” at page 9 of this proxy statement); and (4) the approval of the Company’s amended and restated 1995 Stock Option Plan (see “Approval of Amended and Restated 1995 Stock Option Plan” at page 12 of this proxy statement). Shares represented by properly executed proxies received by the Company will be voted at the Annual General Meeting in the manner specified therein or, if no instructions are marked on the proxy card, FOR each of the director nominees identified on such card, FOR the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s 2004 fiscal year and to authorize the Board of Directors to fix the auditor’s remuneration, FOR approval of the amendment to the Company’s 2000 Employee Stock Purchase Plan and FOR approval of the Company’s amended and restated 1995 Stock Option Plan. Although management does not know of any other matter to be acted upon at the Annual General Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual General Meeting.

      The approximate date on which this proxy statement and the enclosed proxy card are first being sent to shareholders is May 23, 2003.

Principal Executive Office

      The mailing address of the principal executive offices of the Company is 4th Floor, Windsor Place, 22 Queen Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda, and our telephone number there is (441) 296-6395.

Record Date and Voting

      May 2, 2003 has been set as the record date for the Annual General Meeting. Only shareholders of record on Friday, May 2, 2003, will be entitled to notice of and to vote at the Annual General Meeting. On the record date, 122,039,100 shares of the Company’s common stock, par value $0.002 per share (the “Common Stock”), were outstanding. Each share of outstanding common stock is entitled to one vote on each matter to be voted on at the Annual General Meeting.

      The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual General Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual General Meeting, the Annual General Meeting may be adjourned in order to permit the further solicitation of proxies.

      Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld. Directors are elected by plurality, and therefore votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved and therefore will have no effect on the outcome of such matter, subject to limited exceptions. Any shareholder proposals that properly come before the Annual General Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of common stock present, in person or represented by proxy, at the Annual General Meeting and entitled to vote on the subject matter.

      Shareholders should complete and return the proxy card as soon as possible. To be valid, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by 2:00 p.m., local time, on June 27, 2003:

Marvell Technology Group Ltd. c/o Wachovia Bank Attn: Proxy Tabulation NC-1153 P.O. Box 217950 Charlotte, NC 28254-3555 U.S.A.

      No postage is required if the proxy is mailed in the enclosed envelope within the United States to the United States address set forth above.

Revocation of Proxies

      Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. A proxy may be revoked by either:

•	delivering to the Secretary of the Company, prior to the commencement of the Annual General Meeting, either a written notice of revocation or a duly executed proxy bearing a later date at the address set forth above; or

•	voting in person at the Annual General Meeting.

Solicitation

      The Company is making this solicitation, and the cost of preparing, assembling and mailing the Notice of Annual General Meeting of Shareholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this proxy statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, e-mail or in person. These persons will receive no additional compensation for these services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

PRESENTATION OF FINANCIAL STATEMENTS

      In accordance with Section 84 of the Companies Act 1981 of Bermuda and Bye-Law 73 of the Company, the Company’s audited consolidated financial statements for the fiscal year ended February 1, 2003 will be presented at the Annual General Meeting. These statements have been approved by the Company’s directors. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

Proposal No. 1

ELECTION OF DIRECTORS

      The number of directors of the Company is currently nine. The Board of Directors is divided into three classes with each class having three members. One class of the Board of Directors is elected each year. At the Annual General Meeting, shareholders of the Company will be asked to vote on the election of three directors as Class 3 directors. All directors elected at the Annual General Meeting will be elected to three-year terms and will serve until their successors have been duly elected and qualified.

Nominees for Election

      Set forth below is the names of the persons nominated by the Company’s Board of Directors for election as Class 3 directors at the Annual General Meeting. The information set forth below as to the nominees has been furnished by the nominees.

		Class of	Term
Name	Age	Director	Expires	Background

Dr. Sehat Sutardja,

Ph.D.(1)	41	3	2006	Dr. Sehat Sutardja, one of our co-founders, has served as President of Marvell Technology Group, Ltd. since its inception and as our Co-Chairman of the Board and Chief Executive Officer since 1995. In addition, he has served as President, Chief Executive Officer and a director of Marvell Semiconductor, Inc. since its inception. From 1989 until 1995, Dr. Sutardja served as a manager and principal project engineer at 8x8, Inc., a designer and manufacturer of digital communications products. Dr. Sutardja holds Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sutardja is the husband of Weili Dai and the brother of Dr. Pantas Sutardja.

Weili Dai(1)	41	3	2006	Weili Dai, one of our co-founders, has served as Vice President, Corporate Secretary and a director of Marvell Technology Group, Ltd. since its inception in 1995. Since 1999, Ms. Dai has served as Executive Vice President and General Manager of the Communications Business Group. In this role, she is responsible for managing all of the Company’s communications product lines. Ms. Dai has also served as Executive Vice President and a Director of Marvell Semiconductor, Inc. since its inception. From 1992 until 1995, Ms. Dai was involved in software development and project management at Canon Research Center America, Inc. Ms. Dai holds a Bachelor of Science degree in Computer Science from the University of California at Berkeley. Ms. Dai is the wife of Dr. Sehat Sutardja.

		Class of	Term
Name	Age	Director	Expires	Background

Dr. Pantas Sutardja,

Ph.D.	40	3	2006	Dr. Pantas Sutardja, one of our co-founders, has served as Vice President and a director of Marvell Technology Group, Ltd. since its inception in 1995, and as Vice President of Engineering for Marvell Semiconductor, Inc. from its inception until 1999, when he was appointed Chief Technology Officer. Dr. Pantas Sutardja has also been a director of Marvell Semiconductor, Inc. since its inception. Dr. Pantas Sutardja holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Pantas Sutardja is the brother of Dr. Sehat Sutardja.

(1)	Member of Stock Option Committee

      The Company has been advised by each nominee named in this proxy statement that he or she is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the shareholder on such proxy and may be voted for a substitute nominee selected by the Board of Directors.

Board Recommendation and Required Vote

      The Board of Directors recommends that you vote FOR all of the nominees for director identified above. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR the election of all of the nominees for director named above. Assuming the presence of a quorum, directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual General Meeting. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

Other Directors

      The following table sets forth information with respect to the other directors of the Company. The information as to each director has been furnished by the director.

		Class of	Term
Name of Director	Age	Director	Expires	Background

Diosdado P. Banatao(2)(3)	56	2	2005	Co-Chairman of the Board since October 1995. Mr. Banatao is currently the managing partner of Tallwood Venture Capital which he founded in June 2000. He was a venture partner in Mayfield Fund, a venture capital fund, from 1998 to until June 2000. Prior to joining Mayfield Fund, Mr. Banatao founded S3, Incorporated, a designer and manufacturer of graphics and video accelerators for personal computers and related peripheral products, where he served as President and Chief Executive Officer from 1989 until 1992 and Chairman from 1992 to 1998. Mr. Banatao holds a Bachelor of Science degree in Electrical Engineering from the Mapua Institute of Technology and a Master of Science degree in Electrical Engineering and Computer Science from Stanford University.

		Class of	Term
Name of Director	Age	Director	Expires	Background

Kuo Wei (Herbert)

Chang(2)(3)	41	2	2005	A director since November 1996. Since April 1996, Mr. Chang has been President of InveStar Capital, Inc., a technology venture capital management firm based in Taiwan. Since February 1998, Mr. Chang has also been the managing member of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. From 1994 to 1996, Mr. Chang was Senior Vice President of WK Technology Fund, a venture capital fund. Mr. Chang serves as a director for Oplink Communications, Inc. Mr. Chang holds a Bachelor of Science degree from National Taiwan University and a Master of Business Administration degree from National Chiao-Tung University in Taiwan.
Ronald D.

Verdoorn(2)	52	2	2005	A director since January 1998. From January 1999 to 2002, Mr. Verdoorn served as Executive Vice President of Global Operations for Affymetrix, Inc., a company specializing in the development of technology for acquiring and managing complex genetic information for use in biomedical research, genomics and clinical diagnostics. From 1997 to 1999, Mr. Verdoorn served as an independent consultant to the hard disk drive industry. From 1983 to 1997, Mr. Verdoorn held a number of positions with Seagate Technology, Inc., most recently as Executive Vice President and Chief Operating Officer of Storage Products. Mr. Verdoorn holds a Bachelor of Arts degree in Sociology from Linfield College.
Dr. John M. Cioffi,

Ph.D.(3)	46	1	2004	A director since March 2000. Mr. Cioffi has been a professor of Electrical Engineering at Stanford University since 1986. In 1991, he founded Amati Communications Corporation, which designs and manufactures modems for Asymmetric Digital Subscriber Lines, and served as the Chief Technology Officer and Vice President until the company’s acquisition by Texas Instruments, Inc. in 1998. Dr. Cioffi is an IEEE fellow and serves as a director for ITEX. Dr. Cioffi holds a Bachelor of Science from the University of Illinois and Master of Science and Ph.D. degrees from Stanford University.

		Class of	Term
Name of Director	Age	Director	Expires	Background

Dr. Paul R. Gray,

Ph.D.(3)	60	1	2004	A director since March 2000. Since July 2000, Dr. Gray has served as Executive Vice Chancellor and Provost at the University of California at Berkeley. During his 28-year tenure with the University, Dr. Gray has held numerous administrative posts, including Director of the Electronics Research Laboratory, Vice Chairman of the EECS Department for Computer Resources, Dean of the College of Engineering and Chairman of the Department of Electrical Engineering and Computer Sciences. Dr. Gray holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering from the University of Arizona, Tuscon.

Manuel Alba	47	1	2004	A director since January 2001. Mr. Alba served as Vice President of Strategy and Business Development of the Communications Business Group of Marvell Semiconductor, Inc., from January 2001 to December 2002. From April 1994 until the acquisition of Galileo Technology Ltd. by the Company in January 2001, Mr. Alba served as a director and the President of Galileo Technology Ltd. and as President of Galileo Technology, Inc. Mr. Alba holds a Bachelor of Science degree in Electrical Engineering from the National Polytechnic Institute in Mexico City, a Master of Science degree in Electrical Engineering from the University of Southern California and a Master of Business Administration degree from the University of Santa Clara.

(1)	Member of the Stock Option Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

Proposal No. 2

RE-APPOINTMENT OF INDEPENDENT AUDITORS

      In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Board of Directors to fix the auditors’ remuneration. At the meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers LLP as the Company’s independent auditors and to authorize the Board of Directors to fix their remuneration.

Board Recommendation and Required Vote

      The Board of Directors recommends that you vote FOR the re-appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the 2004 fiscal year and to authorize the Board of Directors to fix the remuneration of PricewaterhouseCoopers LLP. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the outstanding Common Stock, present or represented by proxy and voting at the Annual General Meeting, is required to appoint PricewaterhouseCoopers LLP and to authorize the Board of Directors to fix their remuneration. In the event that the shareholders do not appoint independent auditors at the Annual General Meeting, the Board of Directors is required under Bermuda law to forthwith appoint independent auditors and will do so.

Proposal No. 3

APPROVAL OF AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN

      The Company’s 2000 Employee Stock Purchase Plan (the “Purchase Plan”) was adopted by the Board of Directors in June 2000 and subsequently approved by the shareholders of the Company. The Purchase Plan includes an annual increase in shares reserved for issuance equal to the lesser of (a) 500,000 shares, (b) 0.75% of the outstanding shares of capital stock of the Company on such date or (c) an amount of shares determined by the Board of Directors. On May 7, 2003, the Board of Directors approved an amendment to the Purchase Plan (the “Amended Purchase Plan”) to provide that the annual increase in shares reserved for issuance be equal to the lesser of (a) 2,000,000 shares or (b) 1.5% of the outstanding shares of capital stock of the Company on such date, which amendment is subject to shareholder approval. The Board of Directors believes that the availability of an adequate number of shares in the share reserve of the Amended Purchase Plan is an important factor in attracting, motivating and retaining qualified officers and employees essential to the success of the Company.

      The text of the Amended Purchase Plan was filed with the Securities and Exchange Commission as Appendix A to this Proxy Statement and a copy of the Amended Purchase Plan will be made available to any shareholder upon written request.

      The following summary of the Amended Purchase Plan does not purport to be complete. It is subject to and qualified in its entirety by the specific language of the Amended Purchase Plan.

General

      The total number of shares authorized for issuance as of January 31, 2003 is 2,000,000.

Eligibility

      Any employee of the Company or any of its subsidiaries which has been designated by the Board as a participating employer under the Purchase Plan are eligible to participate in the Amended Purchase Plan as long as the employee is employed by the Company or the subsidiary prior to the offering date, is customarily employed for at least 20 hours per week and is customarily employed for at least five months each year. No employee shall be granted a right to purchase shares under the Amended Purchase Plan if, immediately after such grant, such employee would own or hold options to purchase stock of the Company or of any parent corporation or subsidiary corporation possessing 5% or more of the total combined voting power or value of all classes of stock of such corporation or if and to the extent that, his or her rights to purchase stock under all of our employee stock purchase plans accrue at a rate that exceeds $25,000 worth of stock per calendar year. As of January 31, 2003, all non-executive officers and one executive officer were eligible to participate in the Purchase Plan and continue to be eligible under the Amended Purchase Plan.

Purchase of Shares

      The Amended Purchase Plan permits eligible employees to purchase shares of Common Stock through payroll withholding. Each offering period commencing under the Amended Purchase Plan is 24 months and is divided into four consecutive six-month purchase periods. At the end of each purchase period, shares are issued based on payroll deductions accumulated during that period not to exceed 20% of the employee’s base compensation, which will include regular straight-time gross earnings and exclude overtime, shift premiums, incentive compensation or payments, bonuses, and commissions. The purchase price per share at which the shares of the Common Stock are sold under the Amended Purchase Plan generally will be equal to 85% of the lesser of the fair market value of the Common Stock on (a) the first day of the offering period or (b) the purchase date. No participant may purchase more than 2,500 shares of the Common Stock in any offering, or shares having a fair market value exceeding $25,000 in any calendar year. A participant may withdraw from an offering at any time without affecting his or her eligibility to participate in future offerings. If the fair market value of the shares at the end of an offering period, other than the final purchase period of any offering, is less than the fair market value of the shares on the first day of such offering, then every participant in the offering will automatically (x) be withdrawn from the offering at the close of such purchase period and (z) be enrolled in the offering commencing on the first business day subsequent to such purchase period.

Administration

      The Amended Purchase Plan is administered by the Board of Directors or a committee appointed by the Board of Directors. As of January 31, 2003, a total of 962,392 shares had been purchased under the Purchase Plan and 1,037,608 remained available for purchase. The closing market price for the Common Stock on the Nasdaq National Market on January 31, 2003 was $18.27.

Amendments

      The Board of Directors may at any time amend or terminate the Amended Purchase Plan except that shareholder approval is required to increase the number of shares authorized for issuance under the Amended Purchase Plan. As in the Purchase Plan, the Amended Purchase Plan does permit the Board to designate certain affiliated corporations whose employees may participate without shareholder approval. In addition, except as required by law or regulation, no amendment to the Amended Purchase Plan may adversely affect the purchase rights previously granted a participant under the Purchase Plan or the Amended Purchase Plan without such participant’s consent.

Summary of Federal Income Tax Consequences of the Amended Purchase Plan

      The following summary is intended only as a general guide as to the federal income tax consequences under current law of options granted pursuant to the Amended Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

      A participant recognizes no taxable income either as a result of commencing participation in the Amended Purchase Plan or purchasing shares of Common Stock under the terms of the Amended Purchase Plan.

      If a participant disposes of shares purchased under the Amended Purchase Plan within two years from the first day of the applicable offering period or within one year from the date of purchase (a “disqualifying disposition”), the participant will recognize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, otherwise it will be short-term.

      If the participant disposes of shares purchased under the Amended Purchase Plan more than two years after the first day of the applicable offering period and more than a year after the date of purchase, the participant will recognize ordinary income in the year of disposition equal to the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the purchase price or (b) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant’s basis in the shares and any additional gain recognized upon the disposition after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

      The Company will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition. In all other cases, no deduction is allowed to the Company.

Board Recommendation and Required Vote

      The Board of Directors recommends that you vote FOR the approval of the amendment to the Company’s 2000 Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of shares of Common Stock represented and voting at a duly held meeting at which a quorum is present is required to approve the amendment to the Purchase Plan. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment to the Company’s 2000 Employee Stock Purchase Plan.

Proposal No. 4

APPROVAL OF AMENDED AND RESTATED 1995 STOCK OPTION PLAN

      The Company’s 1995 Stock Option Plan (the “1995 Plan”) was adopted by the Company’s Board of Directors in April 1995 and subsequently approved by its shareholders. On May 7, 2003, the Board of Directors amended and restated the 1995 Plan, subject to approval by the shareholders, to: (a) extend the term of the 1995 Plan beyond 2005 until terminated by the Board of Directors pursuant to Section 15 of the 1995 Plan, except that no incentive stock option shall be granted on or after the 10th anniversary of the later of (x) the date the Board of Directors adopted the 1995 Plan or (y) the date when the Board of Directors adopted the most recent increase in the number of shares available under the 1995 Plan that was approved by shareholders; (b) provide for a one-time increase in the number of shares available for issuance under the 1995 Plan in an amount equal to 10,000,000 shares of Common Stock; (c) permit discretionary grants of options to new outside directors upon their initial appointment to the Board of Directors; (d) provide for additional types of stock-based awards; (e) provide for an annual increase in the number of shares available for issuance under the 1995 Plan in an amount equal to the lesser of 5% of the outstanding shares of capital stock or 10,000,000 shares of Common Stock; and (f) add provisions appropriate for a public company and delete certain provisions that were required before the Company became a public company. These changes are to be effective as of May 7, 2003.

      The text of the amended and restated 1995 Plan was filed with the Securities and Exchange Commission as Appendix B to this Proxy Statement and a copy of the amended and restated 1995 Plan will be made available to any shareholder upon written request.

      The following summary of the amended and restated 1995 Plan does not purport to be complete. It is subject to and qualified in its entirety by the specific language of the amended and restated 1995 Plan.

Shares Subject to the Plan

      The purpose of the amended and restated 1995 Plan is to attract and retain employees, consultants and non-employee directors of the Company and its subsidiaries. The amended and restated 1995 Plan provides for awards in the form of stock options, stock appreciation rights, stock awards, stock units, performance awards and other stock-based awards (“Awards”). No awards other than stock options have been made under the 1995 Plan.

      As of January 31, 2003, and prior to the amendment and restatement of the 1995 Plan, there were 44,197,398 shares of Common Stock authorized and reserved for issuance under the 1995 Plan. The authorized shares issuable in connection with the amended and restated 1995 Plan are subject to adjustment in the event of stock splits, stock dividends and other situations.

      As of January 31, 2003, the Company had options outstanding under the 1995 Plan to purchase a total of 20,492,881 shares of Common Stock at exercise prices ranging from $0.03 to $93.88, or a weighted-average exercise price per share of $15.83. If any stock options, stock units or stock appreciation rights granted under the 1995 Plan are forfeited, or if any stock options or stock appreciation rights terminated for any other reason without being exercised in full, then the underlying shares of Common Stock will once again be available for additional awards under the amended and restated 1995 Plan. As of January 31, 2003, a total of 4,654,068 shares of Common Stock were available for future issuance under the 1995 Plan.

Participants

      Employees, consultants and outside directors of the Company and its subsidiaries are eligible to participate in the amended and restated 1995 Plan, although incentive stock options may be granted only to employees of the Company or of its subsidiaries. The participation of outside directors of the Company is limited to the grant of nonstatutory stock options upon initial appointment to the Board of Directors and must be approved by the Board of Directors.

Administration

      The amended and restated 1995 Plan is administered by the Board of Directors or a committee appointed by the Board of Directors. The Stock Option Committee administers the 1995 Plan with respect to employees and consultants of the Company or any subsidiary who are not also directors. The Stock Option Committee also administers the 1995 Plan with respect to officers and general managers of the Company’s subsidiaries. The Compensation Committee, which consists of non-employee directors as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, administers the 1995 Plan with respect to the Company’s President and Chief Executive Officer, Executive Vice President, Vice President and Chief Financial Officer, Vice President and Chief Technology Officer and all directors.

Payment

      Payment for shares upon exercise of an option shall be made in any lawful consideration approved by the Board or committee appointed by the Board and may, without limitation, consist of (1) cash, (2) check, or (3) other shares that have a Fair Market Value on the date of payment equal to the aggregate exercise price of the shares as to which option is exercised.

Stock Appreciation Rights

      Stock appreciation rights permit the participant to elect to receive any appreciation in the value of the underlying stock from the Company, either in shares of Common Stock or in cash or a combination of the two, with the Stock Option Committee or Compensation Committee, as applicable, having the discretion to determine the form in which such payment will be made. The amount payable on exercise of a stock appreciation right is measured by the difference between the market value of the underlying Common Stock at exercise and the exercise price.

Stock Awards

      Stock awards are restricted or unrestricted awards of Common Stock on such terms and conditions and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Stock Option Committee or the Compensation Committee shall determine.

Stock Units

      A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of Common Stock. A holder of stock units has no voting rights or other privileges as a shareholder but may be entitled to receive dividend equivalents equal the amount of any dividends paid on the same number of shares of Common Stock. Dividend equivalents may be converted into additional stock units or settled in the form of cash, Common Stock or a combination of both.

      Stock units, when vested, may be settled by distributing shares of Common Stock or by a cash payment corresponding to the fair market value of the appropriate number of shares of Common Stock, or a combination of both.

Stock Options

      Stock options may include nonqualified stock options as well as incentive stock options intended to qualify for special tax treatment. The term of an incentive stock option cannot exceed 10 years. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock based on the date of grant value for which an incentive stock options granted under the amended and restated 1995 Plan or any other option plan adopted by the Company may first becoming exercisable in any calendar year. Nonstatutory stock options may be granted under the amended and restated 1995 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock for which the option may be exercised in any one year. On January 31, 2003, the closing price for the Common Stock on the Nasdaq National Market was $18.27 per share.

      The exercise price of an option may be paid in any lawful form permitted by the Stock Option Committee or Compensation Committee, as applicable, including, without limitation, the surrender of shares of Common Stock already owned by the optionee provided that the Company will not have an adverse change to earnings for financial reporting purposes. The Stock Option Committee or Compensation Committee, as applicable, may also permit optionees to satisfy their tax withholding obligation upon exercise of an nonqualified stock option by surrendering a portion of their option shares to the Company.

      As of January 31, 2003, the following persons or groups had in total, received options to purchase shares of Common Stock under the 1995 Plan as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Dr. Sehat Sutardja, Weili Dai, Dr. Pantas Sutardja and George Hervey; (ii) all current executive officers of the Company as a group: 1,310,000 shares; (iii) all current directors who are not executive officers as a group: 4,370,000 shares; and (iv) all employees of the Company, including all current officers and general managers of the Company’s subsidiaries who are not executive officers and as a group: 46,028,675 shares.

Vesting Conditions

      As noted above, the Stock Option Committee or Compensation Committee, as applicable, determines the number of stock appreciation rights, stock awards, stock options or stock units to be included in the award, as well as the vesting and other conditions. The vesting conditions may be based on the employee’s service, his or her individual performance, the Company’s performance or other criteria. Vesting may be accelerated in the event of the employee’s death, disability or retirement, in the event of a change in control with respect to the Company or upon other events. In addition, the Stock Option Committee or Compensation Committee, as applicable, may determine that outstanding options and stock appreciation rights will become fully vested if it has concluded that a change in control has occurred.

      For purposes of the amended and restated 1995 Plan, the term “change in control” is defined as (a) the acquisition, directly or indirectly, of at least 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders that the Board of Directors does not recommend the shareholders accept; (b) a change in the majority of the composition of the Board of Directors over a period of 36 consecutive months if such change was not approved by a majority of the existing directors; (c) certain mergers or consolidations of the Company; (d) sale of all or substantially all of the Company’s assets to any other person or entity other than a subsidiary of the Company; and (e) the liquidation or dissolution of the Company.

Transferability of Awards

      Recipients of awards under the amended and restated 1995 Plan may sell, donate, pledge or otherwise transfer their awards only to the extent provided in the applicable agreement. In addition, awards, other than incentive stock options, may only be transferred to the recipient’s spouse, children or grandchildren; a trust established for the recipient’s benefit and/or the benefit of the recipient’s spouse, children or grandchildren; or certain family partnerships. Incentive stock options are not transferable during the optionee’s lifetime.

Modifications

      The Stock Option Committee or Compensation Committee, as applicable, is authorized, within the provisions of the amended and restated 1995 Plan, to amend the terms of outstanding stock awards or stock units or to modify, extend or assume outstanding options or stock appreciation rights or may accept the cancellation of outstanding options or stock appreciation rights in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price.

Summary of Federal Income Tax Consequences

      The following discussion of the federal income tax consequences of the amended and restated 1995 Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercises.

      Incentive stock options and nonqualified stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of section 422 of the Code. Nonstatutory stock options need not comply with such requirements.

      An employee is not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value on the exercise date of the shares acquired under an incentive stock option will, however be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an incentive stock option for a least two (2) years following grant and at least one (1) year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price).

      If an optionee disposes of stock acquired upon the exercise of an incentive stock option before satisfying the one and two year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (a) the amount realized on disposition less the optionee’s adjusted basis in the stock (usually the option exercise price) or (b) the difference between the fair market value of the stock on the exercise date and the option exercise price. The balance of the consideration received on such a disposition will be capital gain (long-term capital gain if the stock had been held for at least one year after the exercise of the incentive stock option). The Company is not entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount recognized by the optionee.

      An employee is not taxed on the grant of a nonqualified stock option. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year after exercise. The Company does not receive a deduction for this gain.

New Plan Benefits

      With respect to all future grants, the Stock Option Committee or the Compensation Committee, as applicable, has full discretion to determine the number and amount of options to be granted to employees under the 1995 Plan, subject to an annual limitation on the total number of options that may be granted to any employee, and subject to a requirement that the Board of Directors approve the grants of stock options to outside directors in connection with their initial appointment. Therefore, other than as described in this paragraph, the benefits and amounts that will be received by each of the officers named in the Summary Compensation Table above, the executive officers as a group and all other employees under the amended and restated 1995 Plan are not presently determinable.

Equity Compensation Plan Information

      The following table sets forth certain information as to our equity compensation plans in effect as of January 31, 2003.

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average	future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by the shareholders(1)	24,646,939	$17.20	5,691,676 (2)

Equity compensation plans not approved by the shareholders(3)	160,039	$24.22	—

Total	24,807,248	$17.26	5,691,676

(1)	Includes our 1995 Stock Option Plan, our 1997 Directors’ Stock Option Plan and our 2000 Employee Stock Purchase Plan. Under the 1997 Directors’ Stock Option Plan, each new non-employee director receives an option to purchase 30,000 shares of Common Stock upon joining the Board of Directors and each incumbent non-employee director is granted an option to purchase an additional 6,000 shares on the date of each annual general meeting, provided that on such date the director has served on the board for at least six months prior to the date of such annual general meeting. This plan is more fully described on page 20 of this Proxy Statement under “Board of Directors Meetings and Attendance and Compensation.” Includes 1,037,608 shares available for purchase pursuant to our 2000 Employee Stock Purchase Plan, which is more fully described on page 9 of this Proxy Statement under “Approval of Amendment to the 2000 Employee Stock Purchase Plan.” Also includes 3,944,058 shares of Common Stock reserved for issuance under option plans assumed by the Company in connection with the Company’s acquisition of Galileo Technology Ltd. No further options will be awarded under the Galileo option plans.

(2)	The number of shares reserved for grant under the 1995 Stock Option Plan and under the 2000 Employee Stock Purchase Plan are subject to an annual increase in shares reserved for issuance as described on page 12 under “Approval of Amended and Restated 1995 Stock Option Plan” and on page 9 under “Approval of Amendment to the 2000 Employee Stock Purchase Plan,” respectively.

(3)	Includes 160,309 shares of Common Stock reserved for issuance under the options granted by the Company to former optionholders of SysKonnect GmbH in connection with the Company’s acquisition of SysKonnect GmbH.

Board Recommendation and Required Vote

      The Board of Directors recommends a vote FOR the approval of the amendment and restatement of the Company’s 1995 Plan. The affirmative vote of the holders of a majority of shares of Common Stock represented and voting at a duly held meeting at which a quorum is present is required to approve the amendment and restatement of the 1995 Plan. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment and restatement of the Company’s 1995 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Common Stock as of May 2, 2003 except as noted otherwise, for:

•	each person known by the Company to own beneficially more than 5% of the Company’s outstanding shares;

•	each director, director nominee and executive officer named in the Summary Compensation Table on page 22 of this proxy statement; and

•	all directors and executive officers as a group.

      Unless otherwise indicated, the address of each person owning more than 5% of our outstanding shares is c/o Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, CA 94089.

	Shares Beneficially
	Owned(1)

Name and Address of Beneficial Owner	Number	Percent**

5% Shareholders

Entities affiliated with Putnam Investments(2)	12,744,713	10.4%
One Post Office Square
Boston, MA 02109

Entities affiliated with AXA Assurances I.A.R.D. Mutuelle(3)	21,664,046	17.8%

Directors and Executive Officers

Dr. Sehat Sutardja, Ph.D.(4)	23,582,312	19.3%

Weili Dai(5)	23,557,312	19.3%

Dr. Pantas Sutardja, Ph.D.(6)	11,501,000	9.4%

George Hervey(7)	338,983	*

Manuel Alba(8)	531,764	*

Diosdado P. Banatao(9)	4,861,075	3.9%
635 Waverley Street
Palo Alto, CA 94301

Kuo Wei (Herbert) Chang(10)	1,502,251	1.2%
3600 Pruneridge Avenue, Suite 300
Santa Clara, CA 95051

Dr. John M. Cioffi, Ph.D.(11)	232,000	*

Dr. Paul R. Gray, Ph.D.(12)	142,000	*

Ron Verdoorn(13)	354,312	*

Executive officers and directors as a group (10 persons)(14)	66,617,686	53.8%

*	Less than one percent.

**	The percentage of beneficial ownership for the following table is based on 122,039,100 shares of the common stock outstanding on May 2, 2003.

(1)	Unless otherwise indicated, to the Company’s knowledge, all persons listed have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the Securities and Exchange Commission and are not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock that the shareholder has sole or shared voting of investment power and any shares of common stock that the shareholder has a right to acquire within 60 days after May 2, 2003 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of common stock. The amounts shown are based on information furnished by the people named.

(2)	Based solely on information reported on a Schedule 13G/Amendment filed with the Securities and Exchange Commission on February 14, 2003 by Putnam, LLC d/b/a Putnam Investments, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“M&MC”), on behalf of itself, MM&C, Putnam Investment Management, LLC (“PIM”), The Putnam Advisory Company, LLC (“PA”) and Putnam New Opportunities Fund (“PNOF”). Includes 12,744,713 shares beneficially held by Putnam Investments, 381,026 shares for which it possesses shared voting power, and 12,744,713 shares for which it possesses shared dispositive power; 12,017,442 shares beneficially held by PIM, 122,015 shares for which it possesses shared voting power, and 12,017,442 shares for which it possess shared dispositive power; 727,271 shares beneficially held by PA, 259,011 shares for which it possesses shared voting power, and 727,271 shares for which it possesses shared dispositive power; 5,507,000 shares beneficially held by PNOF, 5,507,000 shares of which it possess shared dispositive power; and no shares beneficially held by M&MC. The principal business address of M&MC is 1166 Avenue of the Americas, New York, New York 10036.

(3)	Based solely on information reported on a Schedule 13G/Amendment No. 1 filed with the Securities and Exchange Commission on February 12, 2003, by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle, as a group (collectively, the “Mutuelles AXA”), AXA and AXA Financial, Inc. Each of the foregoing entities may be deemed to have sole voting power over 8,249,982 shares, shared voting power over 11,706,720 shares and sole dispositive power over 21,664,046 shares. The principal business address of AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 370, rue Saint Honore, 75001 Paris, France. The principal business address of AXA Courtage Assurance Mutuelle is 26, rue Louis le Grand, 75002 Paris, France. The principal business address of AXA is 25, avenue Matignon, 75008 Paris, France. The principal business address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(4)	Dr. Sehat Sutardja and Ms. Dai are husband and wife. Consists of 50,000 shares subject to stock options that are currently exerciseable or will become exerciseable within 60 days after May 2, 2003; 8,670,000 shares held by Dr. Sutardja, of which Ms. Dai may be deemed to be a beneficial owner, although Ms. Dai disclaims such beneficial ownership; 8,670,000 shares held by Ms. Dai, of which Dr. Sutardja may be deemed to be a beneficial owner, although Dr. Sutardja disclaims such beneficial ownership; 92,312 shares jointly held by Dr. Sutardja and Ms. Dai; and 6,100,000 shares held by the Sutardja Family Partners of which Dr. Sutardja and Ms. Dai are the general partners. Dr. Sutardja and Ms. Dai disclaim beneficial ownership of the 6,100,000 shares held by the Sutardja Family Partners, except to the extent of their pecuniary interest, if any.

(5)	Dr. Sehat Sutardja and Ms. Dai are husband and wife. Consists of 25,000 shares subject to stock options that are currently exerciseable or will become exerciseable within 60 days after May 2, 2003; 8,670,000 shares held by Dr. Sutardja, of which Ms. Dai may be deemed to be a beneficial owner, although Ms. Dai disclaims such beneficial ownership; 8,670,000 shares held by Ms. Dai, of which Dr. Sutardja may be deemed to be a beneficial owner, although Dr. Sutardja disclaims such beneficial ownership; 92,312 shares jointly held by Dr. Sutardja and Ms. Dai; and 6,100,000 shares held by the Sutardja Family Partners of which Dr. Sutardja and Ms. Dai are the general partners. Dr. Sutardja and Ms. Dai disclaim beneficial ownership of the 6,100,000 shares held by the Sutardja Family Partners, except to the extent of their pecuniary interest, if any.

(6)	Includes 25,000 shares subject to stock options that are currently exerciseable or will become exerciseable within 60 days after May 2, 2003 and 4,000 shares held by Dr. Pantas Sutardja’s mother-in-law. Dr. Pantas Sutardja disclaims beneficial ownership of the shares held by his mother-in-law, except to the extent of his pecuniary interest, if any.

(7)	Includes 335,066 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 2, 2003.

(8)	Includes 21,690 shares held Mr. Alba’s wife. Mr. Alba disclaims beneficial ownership of the shares and shares subject to stock options held by his wife, except to the extent of his pecuniary interest, if any.

(9)	Includes 1,111,700 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 2, 2003; 1,676,747 shares held by the Diosdado and Maria C. Banatao Trust of which Mr. Banatao is co-trustee; 680,680 shares held by Tallwood Partners, of which the Diosdado and Maria C. Banatao Trust is the general partner; and 16,948 shares held by Mr. Banatao’s daughter. Mr. Banatao disclaims beneficial ownership of the shares held by his daughter, except to the extent of his pecuniary interest, if any.

(10)	Includes 42,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 2, 2003. Includes 210,000 shares held by InveStar Dayspring Venture Capital, Inc.; 50,000 shares held by InveStar Excelsus Venture Capital (Int’l), Inc.; 400,000 shares held by InveStar Burgeon Venture Capital, Inc.; 184,616 shares held by Forefront Venture Partners, L.P.; 34,071 held by InveStar Avantgarde Holding Inc.; and 400,564 shares held by InveStar Capital, Inc. Mr. Chang is the President of InveStar Capital, Inc., which is the investment manager of each of InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int’l), Inc., InveStar Avantgarde Holding Inc. and InveStar Burgeon Venture Capital, Inc. Mr. Chang is also the managing director of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. Mr. Chang disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest, if any.

(11)	Includes 51,000 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 2, 2003, and which, until fully vested, are subject to repurchase by the Company in the event of termination of Dr. Cioffi’s services as a non-employee director of the Company and 42,000 shares subject to stock options that are current exercisable or will become exercisable within 60 days after May 2, 2003.

(12)	Includes 134,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 2, 2003. Of the 89,000 shares subject to stock options, the options with respect to 90,000 shares will not be fully vested within 60 days after May 2, 2003, and which, until fully vested, if exercised, would be subject to repurchase by the Company in the event of termination of Dr. Gray’s services as a non-employee director of the Company.

(13)	Includes 42,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 2, 2003 and 312,312 shares held by the Ron Verdoorn Family Trust of which Mr. Verdoorn is the trustee.

(14)	Includes 51,000 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 2, 2003, and which, until fully vested, are subject to repurchase by the Company in the event of termination of the services of the applicable shareholder as a non-employee director of the Company and 1,768,966 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 2, 2003.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Composition of the Board of Directors

      The Company’s Amended and Restated Bye-Laws provide for two or more directors, and the number of directors is currently fixed at nine directors. The number of directors currently appointed to the Board of Directors is nine. The Company’s Board of Directors is divided into three classes, each serving staggered three-year terms, which means that only one class of directors is elected at each Annual General Meeting of Shareholders, with the other classes continuing for the remainder of their respective terms. Directors may only be removed for cause by a special resolution of the Company.

Board of Directors Meetings and Attendance and Compensation

     Meetings of the Board of Directors

      There were eight meetings of the Board of Directors in fiscal 2003. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which such director served.

     Compensation of Directors

      The Company’s directors do not receive cash compensation for their service as directors or as members of any committee of the Board of Directors. Under the Company’s 1997 Directors’ Stock Option Plan, each new non-employee director receives an option to purchase 30,000 shares of common stock upon joining the Board of Directors. The options vest over a period of five years, with 20% vesting on the first anniversary of the grant date, and 1.67% vesting each month thereafter provided that the non-employee director remains a director of the Company through such period. In addition, under the plan, each incumbent non-employee director is granted an option to purchase an additional 6,000 shares of Common Stock on the date of each annual general meeting of the Company, provided that on such date the director has served on the board for at least six months prior to the date of such annual general meeting. This option vests 20% on the day that is one month after the fourth anniversary of the grant date, and 8.3% vesting each month thereafter provided that the non-employee director remains a director of the Company through such period. The exercise price per share for each option is equal to the fair market value on the date of grant.

Committees of the Board of Directors and Attendance

      The Company’s Board of Directors has a standing Audit Committee, Compensation Committee and Stock Option Committee. The current membership of each committee is as follows, with the Chairman of the committee listed first in each case:

Audit Committee	Compensation Committee	Stock Option Committee

Diosdado P. Banatao	Diosdado P. Banatao	Dr. Sehat Sutardja, Ph.D.
Kuo Wei (Herbert) Chang	Kuo Wei (Herbert) Chang	Weili Dai
Ronald D. Verdoorn	Dr. John M. Cioffi, Ph.D.
Dr. Paul Gray, Ph.D.

     Audit Committee

      The Audit Committee’s responsibilities are generally to assist the Board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process, recommends to the Board of Directors the engagement of the Company’s independent auditors, monitors and reviews the quality and activities of the Company’s independent auditors, and monitors the adequacy of the Company’s operating and internal controls as reported by management and internal auditors. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors has determined that the members of the Audit Committee are independent as defined under the National

Association of Securities Dealers’ listing standards. The Audit Committee meets quarterly and at such additional times as are necessary or advisable. The Audit Committee held nine meetings during fiscal 2003.

     Compensation Committee

      The Compensation Committee has the authority to approve salaries and bonuses and other compensation matters for the Company’s executive officers, to approve employee health and benefit plans and to administer its stock option plans. The Compensation Committee held three meeting during fiscal 2003.

     Stock Option Committee

      The Stock Option Committee is authorized to make grants of stock options under the Company’s 1995 Stock Option Plan to employees of the Company and to officers and general managers of each of the Company’s subsidiaries. The Stock Option Committee held five meetings during fiscal 2003.

Nominations for Election of Directors

      The Company’s Board of Directors selects nominees for election as directors. The candidates for election at this Annual General Meeting were nominated by the Board of Directors. The Board of Directors will consider proposals for nomination from shareholders that are made in writing to the Secretary, that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. See “Shareholders’ Proposals For The 2004 Annual General Meeting” on page 30.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company’s Compensation Committee for fiscal 2003 consisted of the following members: Diosdado P. Banatao, Kuo Wei (Herbert) Chang, John M. Cioffi and Paul Gray. No member of the Compensation Committee is a current or former officer or employee of the Company or its subsidiaries or had any relationship to the Company requiring disclosure herein under the applicable rules of the Securities and Exchange Commission. In addition, to the Company’s knowledge, there are no Compensation Committee interlocks between the Company and other entities, involving the Company’s executive officers or Board members who serve as executive officers or board members of such other entities.

Management

      Set forth below is certain information regarding the Company’s executive officers together with the positions currently held by those persons, as of May 2, 2003. Dr. Sehat Sutardja, Weili Dai and Dr. Pantas Sutardja are the Company’s other executive officers. As they are also directors, information for them is set forth beginning at page 4 of this Proxy Statement.

      George Hervey joined Marvell in April 2000 as our Vice President of Finance and Chief Financial Officer, and serves in a similar capacity for Marvell Semiconductor, Inc. From March 1997 to April 2000, Mr. Hervey served as Senior Vice President, Chief Financial Officer and Secretary for Galileo Technology Ltd., which Marvell acquired in January 2001. From June 1992 to February 1997, Mr. Hervey was Senior Vice President and Chief Financial Officer of S3 Incorporated, a designer and manufacturer of graphics and video accelerators for personal computers and related peripheral products. Mr. Hervey holds a Bachelor of Science degree in Business Administration from the University of Rhode Island.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table shows the compensation for services rendered in all capacities to the Company for fiscal 2001, 2002 and 2003 paid or accrued to the Company’s Chief Executive Officer and each of its three most highly compensated executive officers other than the Chief Executive Officer whose total salary and bonus for the fiscal year ended February 1, 2003 exceeded $100,000 (the “Named Executive Officers”). The Company did not make any restricted stock awards or long-term incentive plan payments in the fiscal year ended February 1, 2003. All amounts are in United States dollars.

				Long Term
		Annual		Compensation Awards
		Compensation(1)
				Securities Underlying	All Other
Name And Principal Positions	Fiscal Year	Salary($)	Bonus($)	Options(#)	Compensation(2)

Dr. Sehat Sutardja, Ph.D.	2003	$500,000	$13,000	200,000	—
Co-Chairman of the Board,	2002	$250,000	—	—	—
President and Chief	2001	$250,000	—	—	$1,628
Executive Officer

Weili Dai	2003	$375,000	$250	100,000	—
Executive Vice President,	2002	$200,000	—	—	—
Secretary and Director	2001	$200,000	—	—	$1,628

Dr. Pantas Sutardja, Ph.D.	2003	$300,000	$1,500	100,000	—
Vice President and Director	2002	$230,000	—	—	—
	2001	$230,000	—	—	$1,628

George Hervey	2003	$221,760	—	110,000	—
Vice President of Finance	2002	$198,000	—	—	—
and Chief Financial Officer	2001	$138,462	—	800,000	—

(1)	The amount of cash compensation does not include the aggregate value of personal benefits or securities, property or other non-cash compensation paid or distributed other than pursuant to a plan that was less than the lesser of $50,000 and 10% of the cash compensation received by such officer, which represents the threshold reporting requirement.

(2)	These amounts consist of discretionary profits sharing payments.

OPTION GRANTS IN LAST FISCAL YEAR

      The following tables set forth certain information as of February 1, 2003 and for the fiscal year then ended with respect to stock options granted to and exercised by the named executive officers. The options granted to the named executive officers in fiscal year 2003 granted under the Company’s 1995 Plan. Except for the grant of options to acquire 70,000 shares of Common Stock granted to the Company’s Vice President and Chief Financial Officer, which option vests 100% on the fifth annual anniversary of the grant date, the options granted to the named executive officers vest as to 25% on the first anniversary of the grant date and ratably each month over the following three years. The percent of the total options set forth below is based on an aggregate of 7,434,850 options granted to employees during fiscal year 2003. All options were granted at the then fair market value as determined by the Company’s Board of Directors on the date of grant.

      Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming that the fair market value of the common stock on the date of grant appreciates at 5% and 10% over the option term (10 years) and that the option is exercised and sold on the last day of its option term for the appreciated stock price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the Company’s future common stock price. The calculation includes the difference, if any, between the fair market value on the date of grant and the exercise price for such options. The hypothetical gains shown are net of the option exercise price but do not include deductions for taxes and other expenses payable upon exercise of the option or for sale of the underlying shares of common stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Company’s common stock, the officer’s continued employment through applicable vesting periods and the date on which the options are exercised.

OPTION GRANTS IN FISCAL YEAR-END 2003

	Individual Grants
					Potential Realizable Value
	Number of	% of Total			at Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in	Exercise Price	Expiration
Name	Granted(#)	2003	($/Sh)	Date	5%($)	10%($)

Dr. Sehat Sutardja, Ph.D.	200,000	2.7%	$24.01	6/6/12	$3,019,952	$7,653,151

Weili Dai	100,000	1.3	24.01	6/6/12	1,509,976	3,826,576

Dr. Pantas Sutardja, Ph.D.	100,000	1.3	24.01	6/6/12	1,509,976	3,826,576

George Hervey	40,000	0.5	30.69	2/28/12	772,031	1,956,478
	70,000	0.9	13.87	10/16/12	610,594	1,547,365

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table shows the number of options exercised during fiscal 2003 and the number unexercised options previously granted to the named executive officers that were exercisable and unexercisable at February 1, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		February 1, 2003(#)		February 1, 2003($)
	Acquired on	Value Realized
Name	Exercise(#)(1)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dr. Sehat Sutardja, Ph.D.	—	—	—	200,000	—	—

Weili Dai	—	—	—	100,000	—	—

Dr. Pantas Sutardja, Ph.D.	—	—	—	100,000	—	—

George Hervey	81,100	$1,617,672	279,399	472,001	$4,739,220	$7,527,258

(1)	Based on the closing market price of the purchased shares as quoted on the Nasdaq National Market on the exercise date less the option exercise price paid for those shares.

Employment Contracts and Change-in-Control Arrangements

      The Company does not have any employment agreements with any of its executive officers. Nor does the Company have any compensatory plan or arrangement that would result in any payments to any executive officers upon such officer’s resignation, retirement or other termination or from a change in control of the Company. Accordingly any of the Company’s executive officers may resign at any time and the employment of any executive officer may be terminated at any time by the Board of Directors.

      The Report of the Compensation Committee, the Report of the Audit Committee and the Stock Price Performance Graph that appear immediately below shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

JOINT REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

To: The Board of Directors:

      The responsibility of the Compensation Committee is to oversee compensation practices, levels and components for the Company’s President and Chief Executive Officer, Executive Vice President, Vice President and Chief Financial Officer and Vice President and Chief Technology Officer. In this capacity, the Committee is responsible for reviewing salaries, benefits and other compensation, including any awards to such persons under any bonus plan as well as recommending compensation levels of persons designated as executive officers by the Board of Directors. The Stock Option Committee administers the Company’s option plans and, in this role, is solely responsible for reviewing and recommending stock option grants to all of the Company’s eligible employees, including its executive officers.

Overall Executive Compensation Philosophy

      The Committees believe that the compensation programs for the Company’s executive officers, should reflect the Company’s performance and the value created for our shareholders by such persons’ efforts. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, reward individual contributions to the Company’s success and reflect comparable market salaries for similar officers within the Company’s industry.

      The policy for the Committees is to provide these officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each officer’s compensation package may be comprised of the following three elements: (i) a base salary; (ii) long-term incentives through the award of stock options under the Company’s stock option plans; and (iii) an award under an annual performance incentive plan.

      For fiscal year 2003, the compensation package of Dr. Sehat Sutardja, Ms. Weili Dai and Dr. Pantas Sutardja each consisted of: (i) a base salary and (ii) an award of stock options under the Company’s stock option plans.

      The Company and the Committees currently do not endorse employment contracts and, therefore, none of the current executive officers of the Company is a party to an employment contract.

Annual Salary and Incentive Compensation Program

      The principal factors that the Committees took into account in establishing the officers’ compensation packages for the 2003 fiscal year are described below. Either Committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, in future fiscal years.

      Base Salaries. The base salary for each executive officer was generally established by the Compensation Committee on the basis of relative parity with other executive officers of the Company’s industry.

      Stock Option Grants. The Company does not offer a long-term cash incentive plan. To reward executives on a long-term basis, stock options have been granted to provide the equity link to shareholders. Stock options may be granted by the Compensation Committee to the Company’s executive officers and the Stock Option Committee may grant other employees stock options under the Company’s Amended and Restated 1995 Stock Option Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate those executive officers granted options to manage the Company in a manner that is consistent with shareholder interests. Stock option grants are intended to focus the attention of the recipient on the Company’s long-term performance, which the Company believes results in improved shareholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a period of years. Initial option grants typically vest as follows: 20% of the total shares underlying the option on the first anniversary of the vesting commencement date and

1.67% of the total shares on the monthly anniversary of the vesting commencement date thereafter. The principal factors considered in granting stock options to executive officers of the Company are the executive officer’s prior performance, level of responsibility and other compensation and the executive officer’s ability to influence the Company’s long-term growth and profitability.

Compensation of the President and CEO

      The Compensation Committee has set the base salary of Dr. Sehat Sutardja at a level that it believes approximates the median of base salary level for the chief executive officers of those companies with which the Company competes for executive talent. It is the opinion of the Committees that each of their respective compensation policies and plans provide the necessary total remuneration program to properly align the interests of each of the foregoing executive officers and the interests of the Company’s shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

      Submitted by the Compensation and Stock Option Committees of the Company’s Board of Directors:

April 22, 2003

COMPENSATION COMMITTEE	STOCK OPTION COMMITTEE
Diosdado P. Banatao	Dr. Sehat Sutardja, Ph.D.
Kuo Wei (Herbert) Chang	Weili Dai
Dr. John M. Cioffi, Ph.D.
Dr. Paul R. Gray, Ph.D.

REPORT OF THE AUDIT COMMITTEE

To: The Board of Directors

      As members of the Audit Committee for the 2003 fiscal year, we are responsible for representing the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and have general responsibility for overseeing the system of internal controls and accounting and audit activities of the Company and its subsidiaries. The Board of Directors has determined that each member of the Audit Committee is an independent director as defined under the rules of National Association of Securities Dealers.

      A copy of the Company’s amended and restated Audit Committee Charter was attached as Appendix C to the Company’s proxy statement filed in connection with the Company’s 2001 Annual General Meeting of Shareholders.

      The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process of the Company. PricewaterhouseCoopers LLP, the Company’s independent auditors, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

      The Audit Committee has discussed with PricewaterhouseCoopers the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees). In addition, PricewaterhouseCoopers has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with PricewaterhouseCoopers their independence from the Company and its management. The Audit Committee also considered PricewaterhouseCoopers’ provision of non-audit services to the Company and determined that such provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers.

      Based on the review and discussions referred to above, the Audit Committee recommended, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 1, 2003, for filing with the Securities and Exchange Commission and that PricewaterhouseCoopers be nominated for appointment as independent auditors for the Company for fiscal 2004, subject to the approval thereof by the Company’s shareholders at the Company’s next Annual General Meeting of Shareholders.

April 22, 2003

AUDIT COMMITTEE

Diosdado P. Banatao
Kuo Wei (Herbert) Chang
Ronald D. Verdoorn

INFORMATION CONCERNING INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, have been the auditors for the financial statements of the Company for each year since 1997. Representatives of PricewaterhouseCoopers will be present at the 2003 Annual General Meeting, and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to any appropriate questions from shareholders.

      In addition to retaining PricewaterhouseCoopers to audit the consolidated financial statements for fiscal 2003, the Company and its subsidiaries retained PricewaterhouseCoopers to provide various other services in fiscal 2003. The aggregate fees for professional services by PricewaterhouseCoopers in fiscal 2003 for these various services were:

Audit Fees

      The aggregate audit fees billed or to be billed by PricewaterhouseCoopers LLP for each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were approximately $636,000 for fiscal 2003 and $562,000 for fiscal 2002.

Audit-Related Fees

      The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements were $0 for fiscal 2003 and $0 for fiscal 2002.

Tax Fees

      The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for professional services related to tax advice, tax compliance, tax planning and foreign tax matters were $373,000 for fiscal 2003 and $39,000 for fiscal 2002.

All Other Fees

      The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for services and products other than those reported in the categories above were $10,000 for fiscal 2003 and $15,000 for fiscal 2002. The nature of the other services included subscription to an accounting, auditing and reporting library and other miscellaneous services.

Policy on Pre-Approval of Retention of Independent Auditors

      The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services performed for the Company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages PricewaterhouseCoopers LLP after May 6, 2003 require pre-approval by the Audit Committee.

      As noted in the report of the Audit Committee at page 27 of this proxy statement, the Audit Committee considered the provision by PricewaterhouseCoopers LLP of non-audit services to the Company and determined that the provision of these services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the cumulative total shareholder return of the Company’s common stock with the cumulative total return of the S&P 500 Index, the JP Morgan H&Q Technology Index and the Philadelphia Semiconductor Index since June 27, 2000, when the Company’s common stock was first registered under the Exchange Act, through February 1, 2003. The Company has added the Philadelphia Semiconductor Index this year because the JP Morgan H&Q Technology Index ceased publication in March 2002. In accordance with the rules of the Securities and Exchange Commission, the Company has continued to include the JP Morgan H&Q Technology Index through the end of its fiscal 2002. The graph assumes that $100 was invested at the time of the Company’s initial public offering on June 27, 2000 in the Company’s common stock and each index and that any dividends were reinvested. No cash dividends have been declared on the Company’s common stock since the initial public offering. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s common stock.

COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*

AMONG MARVELL TECHNOLOGY GROUP LTD., THE S&P 500 INDEX,
THE JP MORGAN H&Q TECHNOLOGY INDEX
AND THE PHILADELPHIA SEMICONDUCTOR INDEX

*$100 invested on 6/27/00 in stock, JP Morgan and Philadelphia, or on 5/31/00 in S&P index-including reinvestment of dividends.

TOTAL RETURN ANALYSIS	6/27/00	1/26/01	2/02/02	2/01/03

MARVELL TECHNOLOGY GROUP LTD.	100.00	61.92	70.99	32.36

S&P 500	100.00	96.85	81.21	62.52

JP MORGAN H&Q TECHNOLOGY	100.00	74.50	43.57

PHILADELPHIA SEMICONDUCTOR	100.00	57.26	49.06	23.52

RELATED PARTY TRANSACTIONS

      Since February 1, 2001, there has not been nor is there currently proposed any transaction or series of similar transactions to which Marvell was or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of Marvell’s stock or any member of his or her immediate family had or will have a direct or indirect material interest, except as noted below.

      In October 2001, the Company entered into a lease agreement with a privately-held design technology firm for certain computer-aided design software. The Company selected this product after an evaluation of competitive products on the strength of its merits. One of the officers of the design technology firm is the brother of an officer and director of Marvell and is also a shareholder of Marvell. The design technology firm was acquired by Cadence Design Systems in December 2001 and the lease agreement was subsequently amended in 2002. Total principal, interest and maintenance payments over the 3 1/2 year term of the lease agreement will be $20.7 million.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL GENERAL MEETING

      Under United States federal securities laws, any proposal of an eligible shareholder of the Company that such shareholder wishes to have considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2004 Annual General Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 24, 2004. Under United States Federal Securities Laws, a shareholder is eligible to present proposals to the Board of Directors if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2004 Annual General Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.

      Although information received after such date will not be included in proxy materials sent to shareholders, a shareholder proposal for the nomination of directors may still be presented at the Annual General Meeting if such proposal complies with the Company’s Bye-Laws then in effect. In accordance with Bye-law 34 of the Company’s Amended and Restated Bye-Laws currently in effect, shareholder nominations for election of directors may be voted on at an Annual General Meeting only if such nominations are made pursuant to written notice timely given to the Corporate Secretary accompanied by certain information. To be timely, a shareholder’s written notice must be received at the principal executive offices of the Company not earlier than the 90th day prior to anniversary of the prior year’s Annual General Meeting nor later than the 60th day prior to such anniversary. Under Bye-Laws 12(5)(b) and 34 of the Company’s Second Amended and Restated Bye-laws, to be timely the shareholder’s written notice must be received by the Company not less than 60 nor more than 180 days prior to the date set for annual meeting (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year’s annual meeting). The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by the Board of Directors. The Board of Directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Company’s Bye-Laws then in effect and whether any such proposal will be acted upon at the Annual General Meeting.

      All shareholder proposals should be sent to the Secretary at the Company’s principal executive offices located at 4th Floor, Windsor Place, 22 Queen Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda.

      In addition, Section 79 of the Companies Act 1981 of Bermuda, provides that shareholders representing either: (1) 5% of the total voting power of the shares of common stock eligible to vote at a general meeting of the Company; or (2) not less than one hundred shareholders; may propose any resolution which may be properly be moved at the next Annual General Meeting of the Company; or circulate a statement with respect to any matter referred to in a proposed resolution at the next Annual General Meeting of the Company. To be timely, the proposal requiring notice of a resolution must be deposited at the registered office of the Company at least six weeks before the Annual General Meeting. Notice of a statement referred to in a proposed resolution must be deposited at the registered office of the Company not less than one week prior to the Annual General Meeting. In each case, the shareholders proposing the requisition must deposit with the Company funds sufficient to meet the Company’s expenses incurred to give effect to the shareholder proposal.

OTHER MATTERS

      At the time of preparation of this proxy statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual General Meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the SEC and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

      Based solely on its review of the copies of such reports received by it during or with respect to the fiscal year ended February 1, 2003, and written representations from such reporting persons, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals with the exception of the following late filings: (a) Dr. Pantas Sutardja was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (b) Mr. Manuel Alba omitted shares held that should have been reported on his Form 3 dated January 31, 2001, which were subsequently reported on a Form 4 and (c) Mr. Diosdado Banatao failed to report a transaction which was subsequently reported on a Form 4.

ANNUAL REPORT ON FORM 10-K

      Along with this proxy statement, the Company has provided each shareholder entitled to vote, a copy of its Annual Report on Form 10-K for the year ended February 1, 2003 without the exhibits thereto. The Company will provide, without charge, a copy of its 2003 Form 10-K, or a copy of the exhibits to its 2003 Form 10-K, upon the written or oral request of any shareholder or beneficial owner of common stock. Requests should be directed to the following address:

Marvell Semiconductor, Inc.

700 First Avenue
Sunnyvale, California 94089
Telephone: (408) 222-2500
Attention: Vice President of Business Affairs and General Counsel

By order of the board of directors,

WEILI DAI
Secretary

Sunnyvale, California

May 23, 2003

      PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
If you have any questions, or have any difficulty voting your shares, please contact
Vice President of Business Affairs and General Counsel, at (408) 222-2500.

The Annual General Meeting of Shareholders

of

Marvell Technology Group Ltd.

will be held at the offices of

Marvell Semiconductor, Inc.
700 First Avenue
Sunnyvale, California 94089

on

Friday, June 27, 2003
at 3:00 P.M., Local Time

DIRECTIONS:

FROM SAN FRANCISCO AIRPORT: Take the 101 South. Take the Highway 237 exit East. Take the Mathilda Avenue exit North. Turn left onto 3rd Avenue. Turn right into the Marvell parking lot. (approximate time 30 minutes)

FROM SAN JOSE AIRPORT: Take the 101 North. Take the Mathilda Avenue North exit. Turn left onto 3rd Avenue. Turn right into the Marvell parking lot. (approximate time 15 minutes)

Appendix A

MARVELL TECHNOLOGY GROUP LTD.

AMENDED

2000 EMPLOYEE STOCK PURCHASE PLAN
(As amended through May 7, 2003)

     1.     Purpose. This Plan is intended to allow Employees of the Company and its Designated Subsidiaries to purchase Common Stock through accumulated Payroll deductions.

     2.     Defined Terms. The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 23 (“Glossary”).

     3.     Eligibility.

          (a) Participation. Any person who is an Employee on an Offering Date shall be eligible to participate in this Plan during the corresponding Offering Period.

          (b) No Participation by Five-Percent Stockholders. Notwithstanding Section 3(a), an Employee shall not participate in this Plan during an Offering Period if immediately after the grant of a Purchase Right on the Offering Date, the Employee (or any other person whose stock would be attributed to the Employee under Section 424(d) of the Code) would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary. For this purpose, an Employee is treated as owning stock that he or she could purchase by exercise of Purchase Rights or other options.

     4.     Offering Periods. Except as otherwise determined by the Administrator:

          (a) the first Offering Period under this Plan shall begin on the first business day before the effective date of a firmly underwritten initial public offering of Common Stock and shall end on the last trading day of January of the second succeeding calendar year;

          (b) a new Offering Period shall begin on the first business day of each February and August while this Plan is in effect;

          (c) the duration of each Offering Period (other than the first Offering Period) shall be 24 months (measured from the first business day of the first month to the last business day of the 24th month); and

          (d) an Offering Period shall terminate on the first date that no Participant is enrolled in it.

     5.     Participation.

          (a) An Employee may become a Participant in this Plan by completing a subscription agreement, in such form as the Administrator may approve from time to time, and delivering it to the Administrator by 1 p.m. Pacific time on the applicable Offering Date, unless another time for filing the subscription agreement is set by the Administrator for all Employees with respect to a given Offering Period. The subscription agreement shall authorize Payroll deductions pursuant to this Plan and shall have such other terms as the Administrator may specify from time to time.

          (b) At the end of an Offering Period, each Participant in the Offering Period who remains an Employee shall be automatically enrolled in the next succeeding Offering Period (a “Re-enrollment”) unless, in a manner and at a time specified by the Administrator, but in no event later than 1 p.m. Pacific time on the Offering Date of such succeeding Offering Period, the Participant notifies the Administrator in writing that the Participant does not wish to be re-enrolled. Re-enrollment shall be at the withholding percentage specified in the Participant’s most recent subscription agreement. No Participant shall be automatically re-enrolled whose participation has terminated by operation of Section 10.

          (c) If the fair market value of the Common Stock on any Offering Date is less it was on the first day of a then-concurrent Offering Period, each Participant in the concurrent Offering Period shall automatically be withdrawn from such concurrent Offering Period and shall become a Participant in the commencing Offering Period. Participation shall be at the withholding percentage specified in the Participant’s most recent (as of 1 p.m. Pacific time on the relevant Offering Date) subscription agreement. No Participant shall be automatically re-enrolled whose participation in this Plan has terminated by operation of Section 10.

     6.     Payroll Deductions.

          (a) Payroll deductions under this Plan shall be in whole percentages, from a minimum of 1% up to a maximum (not to exceed 20%) established by the Administrator from time to time, as specified by the Participant in his or her subscription agreement in effect on the first day of an Offering Period. Payroll deductions for a Participant shall begin with the first payroll payment date of the Offering Period and shall end with the last payroll payment date of the Offering Period, unless sooner terminated by the Participant as provided in Section 10.

          (b) A Participant’s Payroll deductions shall be credited to his or her account under this Plan. A Participant may not make any additional payments into his or her account.

          (c) A Participant may reduce his or her Payroll deductions by any whole percentage (but not below 1%) at any time during an Offering Period, effective 15 days after the Participant files with the Administrator a new subscription agreement authorizing the change. A Participant may change his or her Payroll deductions during an Offering Period, effective the first business day after a Purchase Date, by delivering a new subscription agreement authorizing the change to the Administrator by 1 p.m. Pacific time on the effective date of the increase.

     7.     Purchase Rights.

          (a) Grant of Purchase Rights. On the Offering Date of each Offering Period, the Participant shall be granted a Purchase Right to purchase during the Offering Period the number of shares of Common Stock determined by dividing (i) $25,000 multiplied by the number of (whole or part)

2

calendar years in the Offering Period by (ii) the fair market value of a share of Common Stock on the Offering Date.

          (b) Terms of Purchase Rights. Except as otherwise determined by the Administrator, each Purchase Right shall have the following terms:

(i) The per-share price of the shares subject to a Purchase Right shall be 85% of the lower of the fair market values of a share of Common Stock on (a) the Offering Date on which the Purchase Right was granted and (b) the Purchase Date. The fair market value of the Common Stock on a given date shall be the closing price as reported in the Wall Street Journal; provided, however, that if there is no public trading of the Common Stock on that date, then fair market value shall be determined by the Administrator in its discretion.

(ii) Payment for shares purchased by exercise of Purchase Rights shall be made only through Payroll deductions under Section 6.

(iii) Upon purchase or disposition of shares acquired by exercise of a Purchase Right, the Participant shall pay, or make provision satisfactory to the Administrator for payment of, all tax (and similar) withholdings that the Administrator determines, in its discretion, are required due to the acquisition or disposition, including without limitation any such withholding that the Administrator determines in its discretion is necessary to allow the Company and its Subsidiaries to claim tax deductions or other benefits in connection with the acquisition or disposition.

(iv) During his or her lifetime, a Participant’s Purchase Right is exercisable only by the Participant.

(v) Purchase Rights will in all respects be subject to the terms and conditions of this Plan, as interpreted by the Administrator from time to time.

     8.     Purchase Dates; Purchase of Shares; Refund of Excess Cash.

          (a) The Administrator shall establish one or more Purchase Dates for each Offering Period. Unless otherwise determined by the Administrator, the last trading day of each January and July in an Offering Period shall be a Purchase Date.

          (b) Except as otherwise determined by the Administrator, and subject to subsection (c), below, each then-outstanding Purchase Right shall be exercised automatically on each Purchase Date, following addition to the Participant’s account of that day’s Payroll deductions, to purchase the maximum number of full shares of Common Stock at the applicable price using the Participant’s accumulated Payroll deductions.

          (c) If on a Purchase Date the fair market value of the Common Stock is less than 75% of the fair market value of the Common Stock on the immediately preceding Purchase Date

3

(whether or not such preceding Purchase Date is in the same Offering Period) (the “Benchmark Date”), then (except as otherwise determined by the Administrator):

(i) the maximum number of shares that a Participant may purchase on the Purchase Date shall be determined by multiplying the fair market value of the Common Stock on the Benchmark Date by 0.6375 and then dividing the Participant’s accumulated Payroll deductions by the result;

(ii) a maximum number of shares established pursuant to the clause (i) shall remain the maximum number of shares purchasable by a Participant on any subsequent Purchase Date until the Purchase Date on which the fair market value of the Common Stock is at least 75% of the fair market value of the Common Stock on the Benchmark Date; and

(iii) notwithstanding the foregoing, during the initial Offering Period under this Plan, the Benchmark Date shall be date of the beginning such Offering Period.

          (d) The shares purchased upon exercise of a Purchase Right shall be deemed to be transferred to the Participant on the Purchase Date.

     9.     Registration and Delivery of Share Certificates.

          (a) Shares purchased by a Participant under this Plan will be registered in the name of the Participant, or in the name of the Participant and his or her spouse, or in the name of the Participant and joint tenant(s) (with right of survivorship), as designated by the Participant.

          (b) As soon as administratively feasible after each Purchase Date, the Company shall deliver to the Participant a certificate representing the shares purchased upon exercise of a Purchase Right. If approved by the Administrator in its discretion, the Company may instead (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant’s account or (ii) make a notation in the Participant’s favor of non-certificated shares on the Company’s stock records.

     10.     Withdrawal; Termination of Employment.

          (a) A Participant may withdraw all, but not less than all, the Payroll deductions credited to his account under this Plan before a Purchase Date by giving written notice to the Administrator, in a form the Administrator prescribes from time to time, at least 15 days before the Purchase Date. Payroll deductions will then cease as to the Participant, no purchase of shares will be made for the Participant on the Purchase Date, and all Payroll deductions then credited to the Participant’s account will be refunded promptly.

          (b) Upon termination of a Participant’s Continuous Employment for any reason, including retirement or death, all Payroll deductions credited to the Participant’s account will be promptly refunded to the Participant or, in the case of death, to the person or persons entitled thereto under Section 14, and the Participant’s Purchase Right will automatically terminate.

4

          (c) A Participant’s withdrawal from an offering will not affect the Participant’s eligibility to participate in a succeeding offering or in any similar plan that may be adopted by the Company.

     11.     Use of Funds; No Interest. Amounts withheld from Participants under this Plan shall constitute general funds of the Company, may be used for any corporate purpose, and need not be segregated from other funds. No interest shall accrue on a Participant’s Payroll deductions.

     12.     Number of Shares Reserved.

          (a) The following numbers of shares of Common Stock are reserved for issuance under this Plan, and such number may be issued at any time before termination of this Plan:

(i) As of May 7, 2003, 2,500,000 shares of Common Stock; and

(ii) Beginning the first business day of each calendar year starting January 1, 2004 or after, the lesser of an additional (A) 2,000,000 shares of Common Stock or (B) 1.5% of the outstanding shares of capital stock on such date.

          (b) If the total number of shares that would otherwise be subject to Purchase Rights granted on an Offering Date exceeds the number of shares then available under this Plan (after deduction of all shares for which Purchase Rights have been exercised or are then exercisable), the Administrator shall make a pro-rata allocation of the available shares in a manner that it determines to be as uniform and equitable as practicable. In such event, the Administrator shall give written notice of the reduction and allocation to each Participant.

          (c) The Administrator may, in its discretion, transfer shares reserved for issuance under this Plan into a plan or plans of similar terms, as approved by the Board, providing for the purchase of shares of Common Stock to employees of Subsidiaries designated by the Board that do not (or do not thereafter) participate in this Plan. Such additional plans may, without limitation, provide for variances from the terms of this Plan to take into account special circumstances (such as foreign legal restrictions) affecting the employees of the designated Subsidiaries.

     13. Administration. This Plan shall be administered by the Board or by such directors, officers, and employees of the Company as the Board may select from time to time (the “Administrator”). All costs and expenses incurred in administering this Plan shall be paid by the Company, provided that any taxes applicable to an Employee’s participation in this Plan may be charged to the Employee by the Company. The Administrator may make such rules and regulations as it deems necessary to administer this Plan and to interpret any provision of this Plan. Any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of this Plan or any right granted under this Plan shall be final, conclusive, and binding upon all persons, and no member of the Administrator shall be liable for any such determination, decision, or action made in good faith.

5

     14.     Designation of Beneficiary.

          (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under this Plan in the event of the Participant’s death.

          (b) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant, and in the absence of a beneficiary validly designated under this Plan who is living at the time of the Participant’s death, the Administrator shall deliver such shares and/or cash to the executor or administrator of the Participant’s estate, or if no such executor or administrator has been appointed (to the Administrator’s knowledge), the Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent, or relative is known to the Administrator, then to such other person as the Administrator may designate.

     15.     Transferability. Neither Payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of a Purchase Right or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds in accordance with Section 10.

     16.     Reports. Individual accounts will be maintained for each Participant in this Plan. Statements of account will be given to participating Employees promptly following each Purchase Date, setting forth the amounts of Payroll deductions, per-share purchase price, number of shares purchased, and remaining cash balance, if any.

     17.     Adjustments upon Changes in Capitalization.

          (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each unexercised Purchase Right and the number of shares of Common Stock authorized for issuance under this Plan but not yet been placed under a Purchase Right (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each unexercised Purchase Right, shall be proportionately adjusted for any change in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any change in the number of shares of Common Stock effected without receipt of consideration by the Company (not counting shares issued upon conversion of convertible securities of the Company as “effected without receipt of consideration”). Such adjustment shall made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of shares of Common Stock subject to a Purchase Right.

          (b) In the event of the proposed dissolution or liquidation of the Company, the then-current Offering Period will terminate immediately before the consummation of the proposed

6

action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the Company’s assets, or the merger of the Company with or into another corporation (if the Company’s stockholders own less than 50% of the total outstanding voting power in the surviving entity or a parent of the surviving entity after the merger), each Purchase Right under this Plan shall be assumed or an equivalent purchase right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the successor corporation does not agree to assume the Purchase Rights or to substitute equivalent purchase rights, in which case the Board may, in lieu of such assumption or substitution, accelerate the exercisability of Purchase Rights and allow Purchase Rights to be exercisable as to shares as to which they would not otherwise be exercisable, on terms and for a period that the Board determines in its discretion. To the extent that the Board accelerates exercisability of Purchase Rights as described above, it shall promptly so notify all Participants in writing.

          (c) The Board may, in its discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding Purchase Right, if the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, or if the Company consolidates with or merges into any other corporation, in a transaction not otherwise covered by this Section 17.

     18.     Amendment or Termination.

          (a) The Board may at any time terminate or amend this Plan. No amendment may be made without prior approval of the stockholders of the Company (obtained in the manner described in Section 20) if it would increase the number of shares that may be issued under this Plan.

          (b) The Board may elect to terminate any or all outstanding Purchase Rights at any time, except to the extent that exercisability of such Purchase Rights has been accelerated pursuant to Section 17(b). If this Plan is terminated, the Board may also elect to terminate Purchase Rights upon completion of the purchase of shares on the next Purchase Date or to permit Purchase Rights to expire in accordance with their terms (with participation to continue through such expiration dates). If Purchase Rights are terminated before expiration, any funds contributed to this Plan that have not been used to purchase shares shall be refunded to Participants as soon as administratively feasible.

     19.     Notices. All notices or other communications by a Participant to the Company or the Administrator under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for that purpose.

     20.     Stockholder Approval. This Plan shall be submitted to the stockholders of the Company for their approval within 12 months after the date this Plan is adopted by the Board.

     21.     Conditions upon Issuance of Shares.

7

          (a) Shares shall not be issued with respect to a Purchase Right unless the exercise of such Purchase Right and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of a Purchase Right, the Company may require the person exercising such Purchase Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.     Term of Plan. This Plan shall become effective upon the earlier of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20. It shall continue in effect for a term of 20 years unless sooner terminated under Section 18.

     23.     Glossary. The following definitions apply for purposes of this Plan:

          (a) “Administrator” means the Board or the persons appointed by the Board to administer this Plan pursuant to Section 13.

          (b) “Board” means the Board of Directors of the Company.

          (c) “Code” means the Internal Revenue Code of 1986, as amended.

          (d) “Common Stock” means the Common Stock of the Company.

          (e) “Company” means Marvell Technology Group Ltd., a Bermuda corporation.

          (f) “Continuous Employment” means the absence of any interruption or termination of service as an Employee. Continuous Employment shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that either (i) the leave does not exceed 90 days or (ii) re-employment upon expiration of the leave is guaranteed by contract or statute.

          (g) “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion to participate in this Plan.

          (h) “Employee” means any person, including an officer, who is customarily employed for at least 20 hours per week and five months per year by the Company or one of its Designated Subsidiaries. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion, by reference to Section 3401(c) of the Code and the regulations promulgated thereunder; unless the Administrator makes a contrary determination,

8

the Employees of the Company shall, for all purposes of this Plan, be those individuals who satisfy the customary employment criteria set forth above and are carried as employees by the Company or a Designated Subsidiary for regular payroll purposes.

          (i) “Offering Date” means the first business day of an Offering Period.

          (k) “Offering Period” means a period established by the Administrator pursuant to Section 4 during which Payroll deductions are accumulated from Participants and applied to the purchase of Common Stock.

          (l) “Participant” means an Employee who has elected to participate in this Plan pursuant to Section 5.

          (m) “Payroll” means all regular, straight-time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation or payments, bonuses, and commissions.

          (m) “Plan” means this Marvell Technology Group Ltd. 2000 Employee Stock Purchase Plan.

          (n) “Purchase Date” means such business days during each Offering Period as may be established by the Administrator for the purchase of Common Stock pursuant to Section 8.

          (o) “Purchase Right” means a right to purchase Common Stock granted pursuant to Section 7.

          (p) “Subsidiary” means, from time to time, any corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary of the Company.

9

Appendix B

MARVELL TECHNOLOGY GROUP LTD.

AMENDED AND RESTATED

1995 STOCK OPTION PLAN
(As amended through May 7, 2003)

     1.     Purpose. This Plan is intended to attract and retain the best available individuals as Employees, Consultants and Outside Directors of the Company and its Subsidiaries, to provide additional incentives to those Employees, Consultants and Outside Directors, and to promote the success of the Company’s business.

     2.     Defined Terms. The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 21 (“Glossary”).

     3.     Shares Reserved. Subject to Section 14, Shares that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 60,260,394 Shares of Common Stock; provided however, that on the first business day of each fiscal year starting January 31, 2004 or after, and continuing until the earlier of January 31, 2013 or termination of the Plan, there shall be added to this Plan the lesser of an additional (i) 10,000,000 shares of Common Stock, or (ii) 5.0% of the outstanding shares of capital stock on such date. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award under the Plan expires or becomes unexercisable for any reason, the Shares subject to such Award which have not been issued shall be available for future issuance under this Plan. Shares retained to satisfy tax withholding obligations do not reduce the number authorized for issuance.

     4.     Administration.

     (a)  In General. This Plan shall be administered by the Board or a Committee appointed by the Board. Once appointed, a Committee shall serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their stead, fill vacancies however caused, and terminate the Committee and thereafter directly administer this Plan.

     (b)  Committee Composition. The Board may provide for administration of this Plan with respect to Officers and directors of the Company by a Committee constituted so as to satisfy:

(i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(ii) such requirements as the Internal Revenue Service may establish for Outside Directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     A Committee appointed under this Section 4(b) may be separate from any Committee appointed to administer this Plan with respect to Employees who are neither Officers nor directors. Within the limitations of this Section 4(b), any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to this Section 4.

     (c)  Powers of the Administrator. Subject to the provisions of this Plan and in the case of a Committee, subject to the specific duties delegated by the Board, the Administrator shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock;

(ii) to grant Awards to such Consultants, Outside Directors and Employees as it selects; provided, however, that notwithstanding any other provision of the Plan, grants of Awards to Outside Directors shall be limited to grants of Options upon initial appointment to the Board, and such Awards shall be subject to ratification by the Board;

(iii) to determine the terms and conditions of each Award granted, including without limitation the number of Shares subject to each Award, the exercise price per Share of Optioned Stock, and whether an Option is to be granted as an ISO or a NSO;

(iv) to approve forms of agreement for use under this Plan;

(v) to determine whether and under what circumstances to offer to buy out an Option for cash or Shares under Section 12;

(vi) to modify grants of Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies, or customs; and

(vii) to construe and interpret the terms of this Plan and of each Award granted pursuant to this Plan.

     (d)  Administrator’s Decisions Binding. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Grantees and any other holders of any Awards, and no member of the Administrator shall be liable for any such determination, decision, or interpretation made in good faith.

     5.     Eligibility.

     (a)  General. Nonstatutory Stock Options may be granted to Employees, Consultants and Outside Directors. Incentive Stock Options may be granted only to Employees. Other Awards may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.

2

     (b)  Limitations.

(i) While the Company or a successor has outstanding any class of equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Awards to Employees:

(ii) No Employee shall be granted, in any fiscal year of the Company, Awards with respect to more than 1,000,000 Shares, in the aggregate, adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14. If an Award is granted but canceled in the same fiscal year, it shall nonetheless count against the foregoing limit. Reduction of an Option’s exercise price is treated as a cancellation of the Option and the grant of a new Option.

     6.     Term of Options. The term of each Option shall be determined by the Administrator at the time of grant but shall not exceed ten years. In the case of an ISO granted to an Optionee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option term shall not exceed five years.

     7.     Date of Option Grant. Unless otherwise determined by the Administrator, the date of grant of an Option shall be the date on which the Administrator completes the actions necessary to grant the Option. Notice of the grant shall be given to the Optionee within a reasonable time after the date of the grant.

     8.     Option Exercise Price and Form of Consideration.

     (a)  Price. The per-Share exercise price of an Option shall be determined by the Administrator at the time of grant, but:

(i) In the case of an ISO:

(A) granted to an Employee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be at least 110% of the Fair Market Value on the date of grant; or

(B) granted to any other Employee, the per-Share exercise price shall be at least the Fair Market Value on the date of grant.

(ii) In the case of a NSO, the per-Share exercise price shall be at least the Fair Market Value on the date of grant.

     (b)  Form of Payment. Payment for Shares upon exercise of an Option shall be made in any lawful consideration approved by the Administrator and may, without limitation, consist of (1) cash, (2) check, (3) other Shares that have a Fair Market Value on the date of payment equal to the aggregate exercise price of the Shares as to which Option is exercised; provided, however, that the Optionee shall not surrender, or attest to the ownership of, Shares in payment of the

3

Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes, (4) delivery by a broker or brokerage firm approved by the Administrator of a properly executed exercise notice together with payment of the exercise price and such other documentation as the Administrator shall require, or (5) any combination of the foregoing. Notwithstanding the foregoing, a form of payment shall not be available if the Administrator determines, in its sole and absolute discretion, that such form of payment could violate any law or regulation.

     9.     Option Exercise.

     (a)  Exercisability. Each Option shall be exercisable at such times and under such conditions as determined by the Administrator at the time of grant.

     (b)  Vesting. Each Option and the corresponding Optioned Stock shall vest at such times and under such conditions as determined by the Administrator at the time of grant, and as are otherwise permissible under the terms of this Plan, including without limitation, performance criteria with respect to the Company and/or the Optionee.

     (c)  Fractional Shares. An Option may not be exercised for a fraction of a Share.

     (d)  Manner of Exercise; Rights as a Shareholder. Unless otherwise allowed by the Administrator, an Option shall be exercised by delivery to the Company of all of the following: (i) written notice of exercise by the Optionee, in a form approved by the Administrator and in accordance with the terms of the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) payment (or provision for payment) of withholding taxes pursuant to Subsection (g), below. Delivery of any of the foregoing may be by electronic means approved by the Administrator. The Optionee shall be treated as a shareholder of the Company with respect to the purchased Shares upon completion of exercise of the Option.

     (e)  Optionee Representations. If Shares purchasable pursuant to the exercise of an Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Optionee shall, if required by the Administrator, as a condition to exercise of all or any portion of the Option, deliver to the Company an investment representation statement in a form approved by the Administrator.

     (f)  Termination of Employment or Consulting Relationship. If an Optionee’s Continuous Service terminates, the Optionee (or the Optionee’s estate or heirs, if termination is due to death or the Optionee dies during the post-termination exercise period of the Option) may exercise the Option, (i) only within such period of time as is determined by the Administrator (but no later than the expiration date for the Option determined by the Administrator at the time of grant) and the Option shall terminate at the end of that period, and (ii) unless otherwise determined by the Administrator, only to the extent that the Optionee was entitled to exercise it at the date of termination.

     (g)  Tax Withholding. The Company’s obligation to deliver Shares upon exercise of an Option is subject to payment (or provision for payment satisfactory to the Administrator) by the

4

Optionee of all federal, state, and local income and employment taxes that the Administrator determines in its discretion to be due as a result of the exercise of the Option or sale of the Shares.

     10.     Rule 16b-3. Except to the extent determined by the Administrator, Awards granted to persons subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 and shall contain such terms as may be required or desirable to qualify Plan transactions for the maximum exemption from Section 16 of the Exchange Act.

     11.     Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.     Buyout of Options. The Administrator may at any time offer to buy out an Option for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time of the offer.

     13.     Other Awards. The Administrator may from time to time grant other stock-based awards to eligible Employees and Consultants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine and set forth in the applicable Grant Agreement, including without limitation the following:

     (a)  Stock Appreciation Rights. The Administrator may from time to time grant Awards of stock appreciation rights (“SAR”). An SAR entitles the Grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a Grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     (b)  Stock Awards. The Administrator may from time to time grant restricted or unrestricted Awards of Common Stock in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

     (c)  Stock Units. The Administrator may from time to time grant Awards denominated in stock-equivalent units (“stock units”) in such amounts and on such terms and conditions as it

5

shall determine. Stock units shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of stock units may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the Grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a stock unit solely as a result of the grant of a stock unit to the Grantee.

     (d)  Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on one or more business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company as a whole, over such performance period as the Administrator may designate.

     (e)  Other Stock-Based Awards. The Administrator may grant other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

     (f)  Deferral of Awards.

     The Administrator (in its sole discretion) may provide that Shares or cash that otherwise would be delivered to a Grantee as a result of the exercise of an Option or other settlement of an Award may be converted into amounts credited to a deferred compensation account established for such Grantee by the Administrator as an entry on the Company’s books. A deferred compensation account established under this Section 13(f) may be credited with interest or other forms of investment return, as determined by the Administrator. A Grantee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable Grant Agreement between such Participant and the Company. The Administrator (in its sole discretion) shall establish Grant rules, procedures and forms pertaining to any deferral of Awards pursuant to this Section 13(f).

     14.     Changes in Capitalization or Control.

     (a)  Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Optioned Stock or of other Shares subject to an outstanding Award, and the number of Shares that have been authorized for issuance under this Plan but as to which no Options or other Awards have then been granted (including the number of shares automatically added to the Plan on an annual basis as provided for in Section 3(i) and (ii)), or that

6

have been returned to this Plan upon cancellation or expiration of an Option or an Award, as well as the price per Share of Optioned Stock or of other Shares subject to an outstanding Award, shall be proportionately adjusted for any change in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of issued Shares effected without receipt of consideration by the Company (not counting Shares issued upon conversion of convertible securities of the Company as “effected without receipt of consideration”). Such adjustment shall be made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of Shares subject to this Plan.

     (b)  Change in Control. The Administrator may, in its discretion, determine at any time from and after the grant of an Award the effect that a Change in Control shall have upon the Award; provided, however, that a Change in Control shall not have the effect of impairing the rights of any Grantee under any then-outstanding Award without his or her prior written consent. Without limiting the foregoing sentence, the Administrator may determine that upon a Change in Control, an Option:

(i) shall become fully vested and exercisable either for a limited period following the Change in Control or for the remainder of the Option’s term;

(ii) shall terminate upon or after a specified period following the Change in Control;

(iii) shall be cancelled in exchange for cash in the amount of the excess of the fair market value of the Optioned Shares over the exercise price upon termination; or

(iv) shall be treated as provided under a combination of clauses (i) through (iii), or shall be so treated only if not adequately assumed (or substituted for) by a surviving or successor person or entity in the transactions or events that give rise to the Change in Control.

For purposes of this Section 14(b), (A) the occurrence of any of the foregoing clauses (i), (ii), (iii) or (iv) shall not constitute an impairment of the rights of any Optionee and (B) the “Administrator” shall be the Administrator as constituted before the Change in Control occurs.

     15.     Amendments; Termination. The Board may at any time amend, alter, suspend, discontinue or terminate this Plan, but no such action shall impair the rights of any Grantee under any then-outstanding Award without his or her prior written consent.

     16.     Securities Regulation Requirements.

     (a)  Compliance with Rule. In general, Shares shall not be issued pursuant to the exercise of an Option or pursuant to any other Award unless the exercise of the Option or other Award

7

and issuance of the Shares comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange or national market system upon which the Shares may then be listed, and the requirements of any regulatory body having jurisdiction.

     (b)  Optionee Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     17.     Written Agreements. Awards shall be evidenced by written agreements in a form the Administrator approves from time to time. The written agreement shall designate an Option as either an Incentive Stock Option or a Nonstatutory Stock Option. Delay in executing a written agreement shall not affect the date of grant of an Option; however, an Option may not be exercised until a written agreement has been executed by the Company and the Optionee.

     18.     Shareholder Approval. This Plan is subject to approval by the shareholders of the Company within 12 months after the Board initially adopts this Plan. Shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is listed.

     19.     No Employment Rights. This Plan does not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

     20.     Term of Plan. This Plan shall become effective upon the earlier to occur of the initial adoption by the Board or initial approval by the shareholders of the Company, as described in Section 18. It shall continue in effect until terminated by the Board pursuant to Section 15, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Shares available under Section 3 that was approved by the shareholders of the Company.

     21.     Glossary. The following definitions apply for purposes of this Plan:

     (a)  “Administrator” means the Board or a committee appointed by the Board under Section 4.

     (b)  “Award” means any stock option, stock appreciation right, stock award, stock units award, performance award, or other stock-based award granted under the Plan.

     (c)  “Board” means the Board of Directors of the Company.

     (d)  “Change in Control” means a change in ownership or control of the Company by any of:

8

(i) a merger or consolidation in which the holders of stock possessing a majority of the voting power in the surviving entity (or a parent of the surviving entity) did not own a majority of the Common Stock immediately before the transaction;

(ii) the sale of all or substantially all of the Company’s assets to any other person or entity (other than a Subsidiary);

(iii) the liquidation or dissolution of the Company;

(iv) the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders that the Board does not recommend that the shareholders accept, or

(v) a change in composition of the Board over a period of 36 consecutive months such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period or (B) have been elected or nominated for election as Board members during that period by at least a majority of the Board members described in clause (A) who were in office when the Board approved the election or nomination.

     (e)  “Code” means the Internal Revenue Code of 1986, as amended.

     (f)  “Committee” means the committee designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 4 hereof.

     (g)  “Common Stock” means the common stock of the Company.

     (h)  “Company” means Marvell Technology Group Ltd., a Bermuda corporation.

     (i)  “Consultant” means any person, other than an Employee, who is engaged by the Company or any Parent or Subsidiary to perform consulting or advisory services.

     (j)  “Continuous Service” means that an Optionee’s employment and/or consulting relationship with the Company or a Parent or Subsidiary or service as an Outside Director is not interrupted or terminated. Continuous Service is not interrupted by (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary, or any successor, or (iii) changes in status from Employee to Consultant or Outside Director or from Consultant or Outside Director to Employee

     (k)  “Outside Director” means a member of the Board who is not a common law employee of the Company or a Parent or Subsidiary.

9

     (l)  “Employee” means any person employed by the Company or any Parent or Subsidiary of the Company.

     (m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (n)  “Fair Market Value” means, as of any date, the value of common Stock determined as follows:

(i) If the Common Stock is quoted on an established stock exchange or national market system, including without limitation the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) National Market System, Fair Market Value shall be the closing sales price (or the closing bid, if no sales are reported) as quoted on that exchange or system for the day of the determination, as reported in The Wall Street Journal or an equivalent source, or if the determination date is not a trading day, then on the most recent preceding trading day;

(ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of the determination, or on the most recent preceding trading day if the determination date is not a trading day; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Administrator.

     (o)  “Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

     (p)  “Grantee” means the Employee, Consultant or Outside Director who receives an Award.

     (q)  “Incentive Stock Option” or “ISO” means an Option intended to qualify as an “incentive stock option” within the meaning of, and to the extent otherwise permitted by, Section 422 of the Code.

     (r)  “Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an ISO.

     (s)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (t)  “Option” means a stock option granted pursuant to this Plan.

     (u)  “Optioned Stock” means the Common Stock subject to an Option.

10

     (v)  “Optionee” means the Employee, Consultant or Outside Director who receives an Option and includes any person who owns all or any part of an Option, or who is entitled to exercise an Option, after the death or disability of an Optionee.

     (w)  “Parent” means a “parent corporation,” present or future, as defined in Section 424(e) of the Code.

     (x)  “Plan” means this Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan.

     (y)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 14(a).

     (z)  “Subsidiary” means a “subsidiary corporation,” present or future, as defined in Section 424(f) of the Code.

11

APPENDIX TO THE AMENDED AND
RESTATED 1995 STOCK OPTION PLAN
Of MARVELL TECHNOLOGY GROUP LTD.
IN RESPECT OF ISRAELI EMPLOYEES

1.	Purpose

The purpose of this appendix is to modify, to the extent set forth herein, the Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan (the “Plan”) in respect of the Israeli employees of Marvell Technology Group Ltd. and its affiliates and subsidiaries who are eligible to participate in the Plan in accordance with its terms, in order to reflect the specific requirements of the Israeli law.

2.	Defined Terms

(a)	Capitalized terms used but not defined herein shall have the meanings provided in Section 21 of the Plan.

(b)	In addition, in this Appendix, the following terms shall have the meanings set forth beside them:

“102 Provisions”	The provisions of section 102 of the Ordinance and of the Income Tax Rules (Tax Relief in Allocating Shares to Employees), 5749-1989, as they shall apply from time to time on shares and options issued hereunder, including the Special Conditions;

“Effective Date”	The latest of the date the Options were issued or the date of the Income Tax Commissioner approval that the Plan satisfies the Special Conditions;

“Employer”	The Company, any of its Subsidiaries or its Parent employing Israeli Employees;

“Israeli Employees”	Employees subject to taxation in Israel;

“Trustee”	Galileo Technology Ltd., or in the alternate, the Trust Company of Investek Bank, or any other trustee who shall replace same by the Board for the purposes of this Plan;

“Ordinance”	The Income Tax Ordinance (New Version), 5721-1961;

“Special Conditions”	Special conditions set by the Israeli Income Tax Commissioner in connection with the issuance of the Options hereunder, by the power vested in him/her under section 102 of the Ordinance, if

12

and to the extent the Commissioner shall so set;

“Tax Lockup Period”	Two years following the Effective Date or such other period of time in accordance with the 102 Provisions, as they shall be amended from time to time.

(c)	The Israeli Employees shall be entitled to exercise their options in accordance with the terms of the Plan, subject to the terms of this Appendix. In the event of any contradiction between any term of this Appendix and any term of the Plan, the provisions of this Appendix shall override with respect to the Israeli Employees, in respect of whom this Appendix shall constitute an integral part of the Plan and references to the Plan in respect of the Israeli Employees shall be interpreted accordingly.

3.	Special Conditions

(a)	The Company shall apply to the Income Tax Commissioner to approve the Trustee and the Plan under the 102 Provisions. Subject to the approval of this Plan by the Israeli Income Tax Commissioner, the Special Conditions shall apply to the plan and to this Appendix.

(b)	The Administrator shall exercise its discretion under the Plan in accordance with the terms of this Appendix.

4.	Eligibility

Options shall not be granted to any Israeli Employee who is, or on giving effect to such grant, will become, the holder of a controlling interest (‘baal shlita’) in the Company, as defined in section 32(9) of the Ordinance.

5.	Trust

(a)	The Options and the Shares shall be issued directly in the name of the Trustee and shall be held in escrow by the Trustee for the Israeli Employees’ benefit, for no less then the Tax Lockup Period, all according to the terms of this Appendix.

(b)	In the event that bonus shares shall be issued on account of the Shares, such bonus shares shall be issued by the Company to the Trustee. The 102 Provisions shall apply to such bonus shares for all purposes.

(c)	The Trustee shall be entitled to set additional exercise procedures to those described in the Plan, as the Trustee shall see fit, provided that the Trustee has given the Company prior written notice of any such procedures.

13

6.	Taxes

(a)	The Israeli Employees shall be taxed in respect of the Options in accordance with the provisions of the Ordinance, including the 102 Provisions. The Israeli Employee will not be entitled to the exemption from tax contained in sections 95 or 97(a) of the Ordinance.

(b)	Without derogating from section 9(g) of the Plan, any tax imposed in respect of the Options and/or the Shares and/or the sale and/or the transfer of the Options and/or the Shares shall be borne solely by the Israeli Employee, and in the event of the death of the Israeli Employee, by the Israeli Employee’s heirs or successors. The Employer, shall not bear the aforementioned taxes, directly or indirectly, nor shall the Employer be required to gross such tax up in the Israeli Employee’s salaries or remuneration. The imposed tax shall be paid by the Israeli Employee or deducted, on the date such tax is payable, from the sale consideration paid to the Trustee by the Israeli Employee, as applicable.

(c)	At the end of the Tax Lockup Period, the Israeli Employee (or the Israeli Employee’s heirs or successors) shall be entitled at any time to instruct the Trustee to transfer the Options or the Shares to which such Israeli Employee is entitled to the Israeli Employee or its nominees, or, if appropriate, to sell the Shares and pay the consideration received to the Israeli Employee.

Subject to the 102 Provisions, the Trustee shall not transfer the Options and/or the Shares to the Israeli Employee’s name, and shall not transfer the consideration received from the sale of the Shares to the Israeli Employee, unless one of the following conditions shall be fulfilled:

(i)	The Israeli Employee has provided the Trustee with certification from the assessing officer that the tax has been paid; or

(ii)	The Israeli Employee has paid the Trustee an amount equal to 30% of the ‘consideration’, as defined in section 102 of the Ordinance (the “Taxable Consideration”) for such sale, and the Trustee has reviewed the manner of calculating the payable amount and is fully satisfied that the calculation was performed lawfully; or

(iii)	The Trustee has deducted an amount equal to 30% of the Taxable Consideration from the consideration received from the sale of the Shares.

(d)	The effects of any future amendment to the tax arrangements which apply to the issuance of securities to the Israeli Employees, shall apply to the Israeli Employees in accordance with such provisions of law, and the Israeli Employees shall bear the full cost thereof, unless the modified arrangement expressly provides otherwise.

14

(e)	Each Israeli Employee shall indemnify the Employer and/or the Trustee, immediately upon receipt of notice from the Employer and/or the Trustee, for any amount (including interest and/or fines of any type and/or linkage differentials in respect of tax and/or withheld tax) payable by such Israeli Employee under law (including under the 102 Provisions), and which has been paid by the Employer or the Trustee or which the Employer or the Trustee are required to pay by the tax authorities.

(f)	Should the Israeli Amendment of Tax Law Bill 2000 (or any other substantially similar draft legislation) (the “New Law”) enter into effect, the Board shall be entitled, at its absolute discretion, to order the Trustee to make an application to the Israeli Tax Commission in order to request that the provisions set out in the New Law, which replace the 102 Provisions, shall apply to the Israeli Employees, regarding either existing or future allotments, as shall be determined in the New Law.

7.	Miscellaneous

(a)	The Israeli Employees shall sign any document required by the Trustee or the Income Tax Commission to give effect to the provisions of this Appendix.

(b)	Without derogating section 19 of the Plan, it is hereby acknowledged that the Options and/or the Exercise Shares are extraordinary, one-off benefits granted to the Offerees, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under the Severance Pay Law, 5723-1963 and the regulations promulgated thereunder.

(c)	The grant of Options to each Israeli Employee shall be made in consideration of a waiver on the part of such Israeli Employee of a portion of the Israeli Employee’s salary in the amount of NIS 1.

(d)	In the event of a change in control of the Company is proposed during the Tax Lock Up Period, the consummation which will cause the breach of the terms of the 102 Provisions, the Company will use its best efforts to apply to the Israeli Tax Authorities to obtain a pre-ruling to regulate the tax treatment applicable to the Options in the context of the proposed transaction.

(e)	Except as expressly provided in this Appendix, the provisions of this Appendix do not supercede any provisions of the Plan, and the provisions of the Plan shall govern all Options granted to Israeli Employees.

15

The Annual General Meeting of Shareholders
of
Marvell Technology Group Ltd.
will be held at:

Marvell Semiconductor, Inc.

700 First Avenue
Sunnyvale, California 94089
Friday, June 27, 2003
3:00 p.m., Local Time

In order for your shares to be voted by the Proxies, your proxy card must be received by 2:00 p.m., local time, on June 27, 2003 at the address set forth on the reverse hereof. Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be represented and voted. Please complete, sign, date and return this proxy card. Returning this proxy card does NOT deprive you of your right to attend the Annual General Meeting and to vote your shares in person.

* FOLD AND DETACH HERE *

Marvell Technology Group Ltd.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE COMPANY FOR THE ANNUAL GENERAL MEETING ON JUNE 27, 2003

The undersigned, a shareholder of MARVELL TECHNOLOGY GROUP LTD., a Bermuda corporation (the “Company”), acknowledges receipt of a copy of the Company’s Notice of Annual General Meeting of Shareholders and the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended February 1, 2003; and, revoking any proxy previously given, hereby constitutes and appoints Sehat Sutardja and George Hervey, and each of them, his, her or its true and lawful agents and Proxies with full power of substitution in each, to vote the shares of common stock of the Company standing in the name of the undersigned at the Company’s Annual General Meeting of Shareholders to be held on Friday, June 27, 2003 at 3:00 p.m., local time, and at any adjournment or postponement thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR proposals 2, 3 and 4 and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual General Meeting.

Please complete, sign, date and return the proxy card promptly using the enclosed envelope.

YOUR VOTE IS VERY IMPORTANT.

SEE REVERSE SIDE

MARVELL TECHNOLOGY GROUP LTD.
PROXY VOTING INSTRUCTION CARD

Dear Marvell Shareholder:

      Your vote is important. Please consider the proposals discussed in the enclosed Proxy Statement of Marvell Technology Group Ltd. (the “Company”) and cast your vote by:

•	Completing, dating, signing and mailing the proxy card in the enclosed postage-paid envelope; or

•	Sending the proxy card, if the envelope is missing, to:

Marvell Technology Group Ltd.
c/o Wachovia Bank
Attn: Proxy Tabulation NC-1153
P.O. Box 217950
Charlotte, NC 28254-3555

If you receive more than one set of proxy materials from the Company, please act promptly on each set you receive because each set represents separate shares. If you return multiple cards, you may use the same return envelope. Please indicate if you plan to attend the meeting in the box provided. If you wish to revoke your proxy you may do so at any time before your proxy is voted at the Annual General Meeting. You can do this in one of three ways:

(1)	you can send a written notice stating that you want to revoke your proxy;

(2)	you can complete and submit a new proxy card; or

(3)	you can attend the Annual General Meeting and vote in person.

You must submit your notice of revocation or a new proxy card to the Company at the address set forth above. Your notice of revocation or new proxy card must be received by 2:00 p.m. local time on June 27, 2003 or at the Annual General Meeting.

. FOLD AND DETACH HERE .

☒ Please mark your votes as in this example.

Unless otherwise specified, this proxy will be voted FOR each of the nominees for director and each proposal listed below.

1. To elect three directors as the Class 3 Directors each to hold office for a three-year term or until his or her successor is duly elected and qualified.	Nominees: 1. Dr. Sehat Sutardja, Ph.D. 2. Weili Dai 3. Dr. Pantas Sutardja, Ph.D.	3. To approve an amendment to the Company’s 2000 Employee Stock Purchase Plan. ☐ FOR ☐ AGAINST ☐ ABSTAIN
FOR all Nominees listed (except as marked to the contrary above) ☐	WITHHOLD authority to vote for all nominees ☐	4. To approve the Company’s Amended and Restated 1995 Stock Option Plan. ☐ FOR ☐ AGAINST ☐ ABSTAIN
To withhold authority to vote for any nominee(s), strike a line through the name(s) of such nominee(s) in the above list.		5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
2. To Re-appoint PricewaterhouseCoopers LLP as the independent auditors of the Company for the 2004 fiscal year ending January 31, 2004 and to authorize the Board of Directors to fix the auditor’s remuneration.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ I plan on attending the meeting.

This proxy must be signed exactly as the shareholder name appears hereon. In the case of joint ownership, any owner may sign but the vote of a senior shareholder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the other owners. Seniority is determined by the order in which the name stands in the Register of Shareholders. Executors, administrators, trustees, etc., should give their full title, as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

SIGNATURE(S)	DATE